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PIONEER VISION(SM)
VARIABLE ANNUITY                       [Pioneer logo]


Pioneer Variable Contracts Trust

     International Growth Portfolio
     Capital Growth Portfolio
     Real Estate Growth Portfolio
     Equity-Income Portfolio
     Balanced Portfolio
     Swiss Franc Bond Portfolio
     America Income Portfolio
     Money Market Portfolio


                                        Annual Report
                                        December 31, 1996

                               TABLE OF CONTENTS

                                                                        Page
                                                                      ---------
Letter from the Chairman                                                  1
Portfolio Management Discussions
 International Growth Portfolio                                           2
 Capital Growth Portfolio                                                 3
 Real Estate Growth Portfolio                                             4
 Equity-Income Portfolio                                                  5
 Balanced Portfolio                                                       6
 Swiss Franc Bond Portfolio                                               7
 America Income Portfolio                                                 8
Growth of a $10,000 Investment                                            9
Schedules of Investments and Financial Statements
 International Growth Portfolio                                          13
 Capital Growth Portfolio                                                23
 Real Estate Growth Portfolio                                            30
 Equity-Income Portfolio                                                 35
 Balanced Portfolio                                                      42
 Swiss Franc Bond Portfolio                                              49
 America Income Portfolio                                                54
 Money Market Portfolio                                                  59
Notes to Financial Statements                                            64
Report of Independent Public Accountants                                 68
Trustees' Fees, Principal Shareholders and Share Ownership
of Trustees and Officers                                                 68
Distributions Made During the Year                                       69

Dear Contract Owner,
--------------------------------------------------------------------------------

Welcome to Pioneer Variable Contracts Trust's annual report covering the year ended December 31, 1996. Pioneer Variable Contracts Trust, the underlying funds for Pioneer Vision and Vision2, offers investors a selection of eight investment Portfolios designed to suit a variety of needs and goals, with the added tax and insurance benefits of an annuity. The broad array of investment options continues to have a wide appeal, and the Portfolios had a total of $180 million in assets by the close of 1996.

                    A Period of Shifting Financial Markets

The year began with the same enthusiasm that marked financial markets in 1995. Early on, however, investors became concerned about the possibility of a sharp pick-up in U.S. economic growth. As a result, interest rates rose and stock and bond prices fell, even though the feared rise in inflation has yet to materialize. Investors did not remain skeptical for long, however, preferring to focus on the encouraging signs of moderate economic growth and positive corporate earnings. This pattern of enthusiasm, concern and renewed exuberance was repeated many times over the course of the year.

In the U.S., this year's most profitable stocks were noticably volatile, especially in the technology sector. Overall, stock investors preferred large, familiar names and seemed to be willing to buy them at nearly any price. Reflecting this, the Dow Jones Industrial Average generated a total return of 28.84% over the year. The broader Standard & Poor's 500 Index returned 22.90%, while small company stocks, represented by the Russell 2000 Index, returned 16.50%. These results are particularly striking given that the U.S. stock market has returned an average of 10% a year, looking back 70 years. Overseas, results continued to improve but were less impressive, with non-U.S. markets returning 6.05% to U.S.-dollar based investors this year, according to the MSCI EAFE (Europe, Australasia, Far East) Index.

Bond investors probably felt the change in mood the most as the Federal Reserve (the Fed) moved into a "watch and wait" mode after cutting short-term interest rates in January. Up to that point, the Fed had been acting to stimulate U.S. economic growth. But when February's employment report showed the biggest job gain in 12 years, the Fed became concerned the economy could be overheating and that inflation might rise. As a result, there were no more Fed rate-cuts during the year, but interest rates rose several times as investors tried to anticipate potential Fed actions. Bond prices moved up when the Fed did not raise rates, but unease lingered, fueling an emotion-driven market. Interest rates on the benchmark 30-year Treasury bond are a good example -- its peak was 7.19% on June 12 and July 5, its low for the year was 5.96% on January 2, and it closed the year at 6.64%.

Money Market Portfolio benefited when interest rates rose, since the Portfolio's income and yield generally reflect trends in short-term interest rates. The Portfolio generated a total of $0.044 per share in dividends over the year, and closed the period with a 7-day yield of 4.39%, 4.49% assuming the compounding of dividends. As a result, the Portfolio provided a 4.51% total return for the year, reflecting its conservative nature and goal of maintaining a stable $1 per share net asset value.

                                Looking Ahead

As we move into 1997, you continue to enjoy a useful variety of investment choices for your Pioneer annuity, which also offers significant tax and insurance benefits. The following pages provide detailed information about the investment strategy and results for each of the individual Portfolios offered as part of Pioneer Variable Contracts Trust. Please keep in mind that your investment results will vary, and are reduced by any fees and charges assessed under your annuity contract. We encourage you to read on. Please contact your financial professional if you have any questions about your investment. Thank you for selecting Pioneer.

Respectfully,


/s/John F. Cogan, Jr.
John F. Cogan, Jr.
Chairman and President

International Growth Portfolio
--------------------------------------------------------------------------------

International markets delivered mixed results in 1996. Economic recoveries in Europe continued to sputter, and some Latin American and Asian emerging markets picked up steam while others faltered. Individuals and institutions continued to look overseas as a way to diversify; at the end of the year, International Growth Portfolio totaled $25 million in net assets. The Portfolio produced solid results, thanks to our emphasis on researching individual companies. Net asset value (NAV) closed the year at $11.83 per share versus $10.93 on December 31, 1995. The Portfolio paid $0.034 per share in short-term capital gains. With distributions reinvested, total return for the year was 8.54% based on NAV.

                     Finding Undervalued Growth Potential

International Growth Portfolio pursues well-valued companies in established and emerging markets outside the United States. We focus on attributes such as company operations, cash flows and management. We also evaluate economic and governmental conditions that could affect companies' growth prospects. Our opportunistic approach means we often are buying into companies we like when markets are weak. This strategy keeps the Portfolio well-diversified with a mix of established and emerging markets from many regions. As of December 31, your Portfolio held over 150 companies in 11 sectors. This chart shows the Portfolio's geographical distribution at the period's end.

                           Geographical Distribution
            (Percentage of equity holdings as of December 31, 1996)

[typeset representation of pie chart]

Europe                   47%
Asia/Pacific Basin
(excluding Japan)        32%
Japan                    11%
Latin America            7%
Other                    3%

We took advantage of declining prices in Japan to buy stocks of leading exporters. Several of these appeared among the largest holdings at year-end, including Nintendo and Canon. Other large positions are leaders in their industries in emerging markets, including Telecommunicacoes Brasileiras, Malaysian Assurance Alliance and Korea Mobile Telecommunication. In Europe, financial stocks have been strong performers, particularly in Italy.

                                Looking Ahead

Around the world, governments and companies are working to make their economies and financial markets more attractive to outside investors. These trends translate into opportunities for your Portfolio, whether directly through privatization or indirectly by improving the quality of information available on companies we consider for the Portfolio. We still think emerging markets offer compelling values, and Europe is starting to show real signs of economic recovery. We'll continue to monitor risks, including currency fluctuations and economic and political instabilities. While short-term setbacks and volatility remain an inevitable part of overseas investing, we expect the Portfolio's broad assortment of companies and countries will offer investors convenient access and solid results over the long term.

Respectfully,

[SIG]Norman Kurland

Norman Kurland,
Portfolio Manager

--------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses, otherwise returns would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than original cost.

Capital Growth Portfolio
--------------------------------------------------------------------------------

Capital Growth Portfolio closed the year with improving performance. On December 31, 1996, the Portfolio's net asset value (NAV) stood at $13.05, versus $11.57 on December 31, 1995. The Portfolio paid a total of $0.028 in income dividends and $0.231 in capital gains distributions per share in 1996. The price change and distributions combined to provide a 15.03% total return for the year, based on NAV.

The Portfolio's performance was solid, even though it did lag the stock market. (The unmanaged Standard & Poor's 500 Index returned 22.90% for the year.) A major reason for the difference was that investors flocked to stocks of large, familiar companies. They preferred to pay increasingly high prices for those stocks, rather than turn their attention to the values offered by lesser known, smaller or more complicated investment opportunities such as those you find in this Portfolio. Even so, interest in your Portfolio was strong; net assets reached $49 million by the period's end.

                     Finding Value in a Fast-Paced Market

We continue to employ a strict "aggressive value" strategy for Capital Growth Portfolio. Our investment team researches companies individually and we invest when we believe a stock is undervalued compared to the company's assets and growth prospects. We examine basics such as cash flow, quality of management, balance sheet and earnings growth, as well as any major change or restructuring a company may be undergoing. Rather than attempting to "time the market," we keep the Fund fully invested.

Investments remain varied across industries and company size; we don't follow a "theme" strategy. We did, however, find a number of opportunities among technology and retail companies. In both cases, we took advantage of attractive values created when the market beat down prices across these groups, regardless of individual merits. This approach paid off as we saw strong results from Amphenol, DSC Communications and Unisys in technology. Retailers Fingerhut, Kmart, Levitz Furniture, Stride Rite and Woolworth all proved rewarding. Financial companies, such as 20th Century Industries, also benefited from the sustained environment of low interest rates and low inflation. Despite their run-up in price, we think these stocks still offer potential, although we will take gains if they start to hit our target prices.

This chart shows the Portfolio's diverse array of industries at the period's end.

                              Sector Distribution
             (Percentage of equity holdings as of December 31, 1996)

[typeset representation of pie chart]

Technology               25%
Capital Goods            23%
Consumer Non-Durables    23%
Services                 15%
Financial                 8%
Consumer Durables         4%
Basic Industries          1%
Energy                    1%

                                 Looking Ahead


In 1996, the market was volatile and fast-paced, with a relatively small group of stocks leading the surge into historic highs. In 1997, we expect investors will begin to take profits and diversify their holdings into more attractively valued companies. This should work to the benefit of the stocks in your Portfolio. We continue to see strong values and appealing potential among Portfolio holdings, and are confident our approach has the potential to generate significant long-term results.



Respectfully,

[SIG]J. Rodman Wright

J. Rodman Wright,
Portfolio Manager

-------------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses, otherwise returns would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than original cost.

Real Estate Growth Portfolio
--------------------------------------------------------------------------------

Real Estate Growth Portfolio had an outstanding year in 1996. Real estate investment trusts (REITs) and real estate-related investments were among the stock market's top-performing groups for the year. On December 31, 1996, the Portfolio's net asset value (NAV) stood at $14.46, versus $11.23 one year earlier. The Portfolio paid a total of $0.531 in income dividends and $0.118 in capital gains distributions per share in 1996. The price change and reinvested distributions combined to provide a 35.73% total return for the year, based on NAV. Investor interest in your Portfolio was strong, lifting net assets to $11 million by year-end.

                    Targeting Good Value in Right Regions

We take a "basic value" strategy for this Portfolio. This means we look for individual companies with strong financial conditions, competent management and leading market positions. It also means that we work to acquire their stocks at what we think are reasonable or low prices; we do not chase "hot" stocks. Our efforts are aided by Boston Financial, which was added as sub-adviser to the Portfolio on February 1, 1996. They provide special expertise in real estate development and management and also contribute broad analyses of the factors that can affect whole regions or categories of real estate-related investments.

Our combined efforts proved quite successful. Standouts in the Portfolio included REIT stocks Beacon Properties, Duke Realty Investments and Simon DeBartolo Group. Investments in non-REITs also proved profitable. We sold the position in Amresco after it appreciated to our target price. We added Catellus Development, Trizec Hahn and Host Marriott Services. Each of these offers an opportunity to benefit from favorable trends in the real estate arena, without taking on the special risks real estate investments can entail, including sensitivity to interest rates and regional economic conditions.

                                Looking Ahead

There's no doubt that 1996 was an especially strong year for real estate-related investments. Despite their striking gains, we still think there's room for this attractive market segment to grow. More investors are including real estate in their asset allocation plans, and REITs are a practical way to accomplish that diversification. REIT stock prices also have tended to show little correlation to the general stock market. This trait has gained considerable appeal among individual and institutions concerned that the stock market's rapid rise won't be sustained. In all, we think this is a good time to participate in real estate investments.


Respectfully,

[SIG]Robert W. Benson

Robert W. Benson,
Portfolio Manager

--------------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses, otherwise returns would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than original cost.

Equity-Income Portfolio
--------------------------------------------------------------------------------

Equity-Income Portfolio closed a fairly difficult year on a positive note. It continued to gain assets throughout 1996 and reached more than $47 million by year-end. Net asset value (NAV) was $13.73 on December 31, 1996, up from $12.17 one year earlier. The Portfolio paid a total of $0.267 in income dividends over the course of the year. With dividends reinvested, the Portfolio generated a total return of 15.19% for the year, based on NAV.

                    Portfolio Influenced by Utility Stocks

Investment results for this income-oriented portfolio were significantly affected during the year by the sharp underperformance of utility stocks relative to the rest of the stock market. We generally must keep a substantial part of the Portfolio's assets invested in that high-yielding sector in order to meet its objective for current income. The disparity we saw in 1996 between returns on utility stocks and stocks of other issuers has seldom been equaled in recent decades. Under the circumstances, the Portfolio's total return was not altogether disappointing.

The five largest holdings as of December 31, 1996, reflect our effort to keep the Portfolio as broadly diversified as possible within the income-producing sectors of the stock market. Warner-Lambert, Mobil, Amoco, First Union and Allegheny Power Systems are all leaders in their respective industries. In all, the Portfolio contained positions in about 80 companies at year- end, permitting a degree of diversification you would be unlikely to achieve on your own and also creating the opportunity for you to take part in the business success of many very fine companies. We look into companies thoroughly before we purchase their shares, and we emphasize stocks we feel are reasonably priced relative to their underlying value. For your Portfolio, most stocks are "blue chips"--high-quality companies that enjoy premium prices in the marketplace because of their proven financial consistency and growth potential over very long periods of time.


                            Sector Distribution
             (Percentage of equity holdings as of December 31, 1996)

[typeset representation of pie chart]

Utilities                   25%
Financial                   20%
Energy                      12%
Services                    12%
Basic Industries             9%
Consumer Non-Durables        8%
Technology                   7%
Consumer Durables            5%
Capital Goods                2%

                                Looking Ahead

We are hoping for a more normal year in 1997, in which the utility sector and other interest-rate sensitive stocks perform near the level of the overall market. Your Portfolio should perform particularly well if that occurs. Because we are not market forecasters, however, the Portfolio is well diversified, giving it exposure to a variety of industries and a vast array of companies.

Respectfully,

[SIG]John A. Carey

John A. Carey,
Portfolio Manager

--------------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses, otherwise returns would have been lower. Past performance does not guarantee future results. Return and principal value fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Balanced Portfolio
--------------------------------------------------------------------------------

Balanced Portfolio had a solid year. Its allocation to stocks helped it participate in the rising equity market; its investments in bonds helped provide an attractive income level. On December 31, 1996, the Portfolio's net asset value (NAV) stood at $13.19 versus $11.87 on December 31, 1995. The Portfolio paid a total of $0.285 in income dividends and $0.068 in capital gains distributions per share in 1996. Combined, this translated into a 14.26% total return for the year.

As expected, the Portfolio's performance fell squarely between that of the stock market and bond market. The unmanaged Standard & Poor's 500 Index returned 22.90% for the year, and the Lehman Brothers Government/Corporate Bond Index posted a 2.90% total return. Investors looking for a combination of growth and income potential continued to select the Portfolio; net assets were $17 million by the end of the year.

                  An Actively Managed, Diversified Portfolio

Balanced Portfolio is designed to seek capital growth and current income. We work toward this goal by actively managing investments in a diversified portfolio that contains both equity securities and bonds. At the close of the fiscal year, 59% of the Portfolio was invested in equities, with 34% in bonds and 7% in short-term cash equivalents. This is fairly typical of the Portfolio's emphasis.

Over the course of the year, we expanded stock investments to include real estate investment trusts (REITs). REITs offer potential for both growth and income, and were among the top-performing stock groups in 1996. Technology stocks added price appreciation. Financial stocks were also strong performers, particularly during periods when investors were confident inflation and interest rates would remain low. Utility stocks, primarily purchased for their strong dividends, did not fare as well, given a combination of regulatory and competitive factors. The accompanying chart shows the variety of industries represented in the Portfolio at year's end.


                        Sector Distribution
        (Percentage of equity holdings as of December 31, 1996)

[typeset representation of pie chart]

Financial                28%
Technology               23%
Utilities                15%
Services                 13%
Consumer Durables        10%
Consumer Non-Durables     5%
Basic Industries          3%
Energy                    2%
Capital Goods             1%

The Portfolio's bond investments have an average quality rating of AA, and an average effective maturity of 6.78 years. By design, our bias is toward high-quality bonds. In this particular period, we took a middle-of-the-road approach to bonds, given the changing interest rate environment.

                                Looking Ahead

Our overall strategy is to combine stocks and bonds in a way we think will deliver Portfolio investors good returns, with a low level of risk. We may select some stocks for their growth potential, some for their ability to offer appreciation and income, and some primarily for income. The same is true of our bond strategy, although to a lesser degree. In total, we hope to provide conservative investors with a convenient, "all-in-one" approach to long-term investing.

Respectfully,

[SIG]William C. Field

William C. Field,
Portfolio Manager

-------------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Swiss Franc Bond Portfolio
--------------------------------------------------------------------------------

The Swiss franc declined in value significantly versus the U.S. dollar in the year ended December 31, 1996. The relationship between the two currencies set the tone for the performance of Swiss Franc Bond Portfolio. As a result, on December 31, 1996, the Portfolio's net asset value (NAV) was $13.42 per share, versus $15.06 on December 31, 1995. Over the year, the Portfolio paid $0.0023 in income dividends. The result was a 12-month total return of -10.88%, assuming dividends were reinvested at NAV. Despite the generally difficult period for Swiss-denominated investments, U.S. investors continued to select the Portfolio, and net assets had reached $13 million by the close of 1996.

                            A Specialty Portfolio

Swiss Franc Bond Portfolio is designed to provide income by investing in debt-obligations denominated in Swiss francs. This means that the Portfolio's performance will reflect both the strength of the U.S. dollar in relation to the Swiss franc and the value of the underlying investments. As of December 31, 1996, the franc:dollar exchange rate was fr1.3415:$1, compared to fr1.1543:$1 one year earlier. Over the past year, global interest rates fluctuated sharply both up and down, although less so for the shorter-term bonds that are eligible for the Portfolio.

As part of our investment strategy, we seek the best values we can find in franc-denominated bonds. That means the Portfolio will usually contain issues from a variety of sources. At the close of the period, there were 19 securities in the Portfolio representing 15 countries. The Portfolio's bond investments have an average quality rating of AA+, and an average effective maturity of 3.27 years.

                                Looking Ahead

By design, the Portfolio offers an opportunity for investors seeking to take advantage of the relationship between the strength of the Swiss franc and the U.S. dollar. Our overall strategy continues to center on taking advantage of opportunities we think will deliver Portfolio investors a strong income stream and attractive returns over the long term.

Respectfully,

[SIG]Salvatore Pramas

Salvatore Pramas,
Portfolio Manager

--------------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

America Income Portfolio
--------------------------------------------------------------------------------

The bond market did not enjoy the same robust returns the U.S. equity market did in 1996. Investors continued to worry about the potential for rising inflation and higher interest rates, and bond prices reflected their concern. In addition, high- quality issues, particularly U.S. government securities, were in far less demand than low-rated issues. The performance of "junk" bonds often reflects stock performance, and many investors opted for these issues as a way to participate in the rising stock market. Interestingly, low-quality bonds cost nearly as much as higher-quality issues by the end of the year.

Even in this challenging environment, America Income Portfolio generated an attractive level of income while adhering to its commitment to high-quality securities. The Portfolio paid a total of $0.52 per share in income dividends in 1996. On December 31, 1996, the Portfolio's net asset value (NAV) stood at $9.78 per share versus $10.18 on December 31, 1995, reflecting the decline in bond prices. Assuming reinvestment of the dividends, however, the Portfolio provided a positive total return of 1.30% for the year, based on NAV.

                       Focus on High-Quality Securities

At year-end, 94% of Portfolio holdings were securities issued by the U.S. government or its agencies, with 18% in Government National Mortgage Association (GNMA) issues. Mortgage-backed securities were the top-performing group in your Portfolio. Treasury bonds continued to pay an attractive level of income, and their ready liquidity gave us a flexible, convenient way to adjust the Portfolio. By the end of 1996, the average effective maturity of issues in the Portfolio was a relatively conservative 5.94 years. In terms of maturity, the Portfolio's largest allocations were to bonds in the two-to-five year range (35%) and seven-to-10 year range (28%). We think this offers the right blend of reward and risk for this conservative investment choice as we move into 1997.

                                Looking Ahead

No one can predict with any accuracy how financial markets will behave. However, the benefits of a high-quality portfolio and a disciplined investment style are clear, and should become more apparent if the stock market runs into any difficulty. The backdrop for bonds is favorable as we move into 1997, with interest rates moving down and inflation holding at low levels. In all, we think this high-quality Portfolio can still play an important part in a diversified investment strategy.

Respectfully,

[SIG]Sherman B. Russ

Sherman B. Russ,
Portfolio Manager

----------------------------
The Portfolio's investment adviser, Pioneering Management Corporation, reduced its management fee and certain other expenses; otherwise, returns would have been lower. Past performance does not guarantee future results. Return and principal fluctuate so that your investment, when redeemed, may be worth more or less than the original cost.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the value of an investment made in International Growth Portfolio, compared to the growth of the MSCI EAFE Index.

[GRAPHIC]INTERNATIONAL GROWTH PORTFOLIO LINE GRAPH

INTERNATIONAL GROWTH PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (3/1/95)         10.34%
1 Year                 8.54

            International
            Growth
            Portfolio          MSCI EAFE Index

  3/1/95    10000              10000
 3/31/95     9990              10624
             9990              11023
            10010              10892
 6/30/95    10350              10701
            11080              11367
            10750              10933
 9/30/95    11040              11147
            10960              10847
            10950              11149
12/31/95    11042              11598
            11396              11646
            11436              11685
 3/31/96    11396              11933
            12062              12280
            11931              12054
 6/30/96    11834              12122
            11297              11768
            11469              11794
 9/30/96    11580              12107
            11256              11983
            11834              12460
12/31/96    11985              12300

The Morgan Stanley Capital International (MSCI) EAFE (Europe Australasia Far
East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, and the United Kingdom. Index return is calculated monthly and assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

The following chart shows the value of an investment made in Capital Growth Portfolio, compared to the growth of the Standard & Poor's 500 Index.

[GRAPHIC]CAPITAL GROWTH PORTFOLIO LINE GRAPH

CAPITAL GROWTH PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (3/1/95)         17.59%
1 Year                15.03

            Capital
            Growth             S&P 500
            Portfolio          Index

  3/1/95    10000              10000
 3/31/95     9910              10338
            10070              10627
            10160              11013
 6/30/95    10650              11321
            11460              11681
            11800              11677
 9/30/95    11980              12218
            11600              12157
            11840              12656
12/31/95    11713              12951
            11976              13374
            12037              13467
 3/31/96    12624              13646
            13373              13829
            13909              14145
 6/30/96    13527              14257
            12418              13605
            12937              13860
 9/30/96    13141              14694
            12978              15078
            13364              16184
12/31/96    13473              15917

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index return assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the value of an investment made in Real Estate Growth Portfolio, compared to the growth of the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index.

[GRAPHIC]REAL ESTATE GROWTH PORTFOLIO LINE GRAPH

REAL ESTATE GROWTH PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (3/1/95)        28.55%
1 Year                35.73

           Real Estate                           Wilshire Real
             Growth            S&P 500         Estate Securities
            Portfolio           Index               Index

3/31/95      10,000             10,000              10,000
4/30/95       9,830             10,280               9,928
5/31/95      10,350             10,653              10,256
6/30/95      10,721             10,951              10,435
7/31/95      11,056             11,299              10,603
8/31/95      11,218             11,296              10,732
9/30/95      11,482             11,819              10,929
10/31/95     11,090             11,760              10,591
11/30/95     11,111             12,243              10,701
12/31/95     11,696             12,528              11,321
1/31/96      11,811             12,937              11,478
2/29/96      12,019             13,027              11,705
3/31/96      12,020             13,200              11,800
4/30/96      11,988             13,377              11,853
5/31/96      12,231             13,683              12,117
6/30/96      12,316             13,791              12,360
7/31/96      12,498             13,160              12,250
8/31/96      13,140             13,408              12,771
9/30/96      13,548             14,214              13,089
10/31/96     13,840             14,585              13,444
11/30/96     14,382             15,656              14,002
12/31/96     15,875             15,397              15,496


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate securities. The Index is 79% REITs (equity and hybrid) and 21% real estate operating companies. Index returns assume reinvestment of dividends. Portfolio return does not reflect any annually-related fees or expenses. You cannot invest directly in the Indexes.

The following chart shows the value of an investment made in Equity-Income Portfolio, compared to the growth of the Standard & Poor's 500 Index.

[GRAPHIC]EQUITY-INCOME PORTFOLIO LINE GRAPH

EQUITY-INCOME PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (3/1/95)        21.18%
1 Year                15.19

            Equity-Income      S&P 500
            Portfolio          Index

  3/1/95    10000              10000
 3/31/95    10280              10338
            10270              10627
            10620              11013
 6/30/95    10990              11321
            11372              11681
            11543              11677
 9/30/95    11785              12218
            11532              12157
            12138              12656
12/31/95    12362              12951
            12687              13374
            12677              13467
 3/31/96    12778              13646
            12860              13829
            12901              14145
 6/30/96    12881              14257
            12429              13605
            12686              13860
 9/30/96    13189              14694
            13560              15078
            14499              16184
12/31/96    14240              15917

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index return assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the value of an investment made in Balanced Portfolio, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Corporate Bond Index.

[GRAPHIC]BALANCED PORTFOLIO LINE GRAPH

BALANCED PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (3/1/95)        19.16%
1 Year               14.26
                                                Lehman Brothers Corporate
            Balanced           S&P 500          Bond
            Portfolio          Index            Index

3/1/95      10000              10000            10000
3/31/95     10200              10338            10067
            10180              10627            10207
            10570              11013            10635
6/30/95     10810              11321            10720
            11152              11681            10678
            11333              11677            10815
9/30/95     11655              12218            10925
            11332              12157            11085
            12010              12656            11268
12/31/95    12084              12951            11434
            12532              13374            11505
            12440              13467            11261
3/31/96     12450              13646            11166
            12573              13829            11089
            12624              14145            11071
6/30/96     12686              14257            11219
            12367              13605            11245
            12563              13860            11218
9/30/96     12954              14694            11417
            13408              15078            11683
            13998              16184            11898
12/31/96    13806              15917            11766

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Lehman Brothers Corporate Bond Index is an unmanaged measure of investment-grade domestic and yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Indexes.

The following chart shows the value of an investment made in Swiss Franc Bond Portfolio, compared to the growth of the Merrill Lynch Global Bond Index.

[GRAPHIC]SWISS FRANC BOND PORTFOLIO

SWISS FRANC BOND PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (11/1/95)        -9.06%
1 Year               -10.88

            Swiss Franc Bond   Merill Lynch Global Bond
            Portfolio          Index

11/30/95    10000              10000
12/31/95    10013              10102
             9654               9982
             9694               9930
 3/31/96     9807               9917
             9435               9886
             9249               9886
 6/30/96     9244               9967
             9643              10149
             9729              10188
 9/30/96     9416              10237
             9403              10434
             9104              10578
12/31/96     8931              10488

The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index return is calculated monthly and assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance of a $10,000 Investment
--------------------------------------------------------------------------------

The following chart shows the value of an investment made in America Income Portfolio, compared to the growth of the Lehman Brothers Government Index.

[GRAPHIC]AMERICA INCOME PORTFOLIO LINE GRAPH

AMERICA INCOME PORTFOLIO
Average Annual Total Returns
(As of December 31, 1996)
Life (3/1/95)        3.77%
1 Year               1.30

            America Income     Lehman Brothers Government
            Portfolio          Bond Index

  3/1/95    10000              10000
 3/31/95     9994              10063
            10008              10195
            10042              10606
 6/30/95    10103              10687
            10044              10648
            10113              10772
 9/30/95    10201              10876
            10310              11041
            10448              11213
12/31/95    10568              11373
            10641              11442
            10424              11209
 3/31/96    10314              11116
            10264              11044
            10238              11026
 6/30/96    10333              11168
            10347              11196
            10332              11171
 9/30/96    10473              11357
            10661              11606
            10808              11808
12/31/96    10705              11688

The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government. Index return assumes reinvestment of dividends. Portfolio return does not reflect any annuity-related fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

International Growth Portfolio
Schedule of Investments - December 31, 1996

---------------------------------------------------------------------------------------------------
       Principal
         Amount                                                                          Value
---------------------------------------------------------------------------------------------------
                       INVESTMENT IN SECURITIES - 82.8%
                       CONVERTIBLE CORPORATE BOND - 0.1%
       $   20,000      Republic of Italy Privatization Note (INA), 5.0%, 6/28/01       $   20,400
                                                                                    ---------------
                        TOTAL CONVERTIBLE CORPORATE BOND (Cost $20,000)                $   20,400
                                                                                    ---------------

           Shares
          -------
                       PREFERRED STOCKS - 3.5%
            4,300      Banco Comercial Portugues, 8%, Non-Cumm., Conv.                 $  222,256
            1,700      Bau Holdings AG                                                     85,012
        2,800,000      Companhia Energetica de Minas Gerais                                95,390
            1,990      SAP AG (Non-voting)                                                278,276
              247      Samsung Electronics Co. (1/2 Non-Voting) (G.D.R.)                    4,557
            1,000      Telecomunications Brasileiras SA (Sponsored A.D.R.)                 76,500
        3,200,000      Unibanco                                                           104,398
                                                                                    ---------------
                        TOTAL PREFERRED STOCKS (Cost $846,726)                         $  866,389
                                                                                    ---------------
                       COMMON STOCKS - 79.2%
                       BASIC INDUSTRIES - 4.6%
                       Chemicals - 0.9%
              150      Clariant AG                                                     $   64,214
           13,900      Reliance Industries Ltd. (G.D.R.)                                  166,800
                                                                                    ---------------
                                                                                       $  231,014
                                                                                    ---------------
                       Containers - 0.3%
            3,600      NV Koninklijke KNP BT                                           $   78,687
                                                                                    ---------------
                       Iron & Steel - 2.2%
            1,100      Boehler-Uddeholm AG                                             $   78,800
            1,000      Daimler Benz AG*                                                    68,943
           12,000      Pohang Iron & Steel Ltd. (Sponsored A.D.R.)                        243,000
            9,900      Usinor Sacilor                                                     144,217
                                                                                    ---------------
                                                                                       $  534,960
                                                                                    ---------------
                       Metals & Mining - 1.2%
            2,500      Kloof Gold Mining Co., Ltd.                                     $   20,359
          105,000      Orogen Mining Ltd.*                                                244,458
              300      Vaal Reefs Exploration & Mining Co., Ltd.                           19,237
                                                                                    ---------------
                                                                                       $  284,054
                                                                                    ---------------
                        TOTAL BASIC INDUSTRIES                                         $1,128,715
                                                                                    ---------------
                       Capital Goods - 7.4%
                       CONSTRUCTION, BUILDING MATERIALS & ENGINEERING - 3.6%
            9,000      Bouygues Offshore SA (Sponsored A.D.R.)*                        $  115,875
            1,050      Felten & Guillaume Energietechnik AG                               123,951
              300      Hollandsche Beton Groep NV                                          62,251
           70,000      Kumagai Gumi Co., Ltd.                                              81,453
            3,400      Lafarge SA                                                         204,218
            1,700      L.G. Construction Ltd.                                              33,396
              800      Portland Valderrivas SA                                             53,857
           13,740      Powerscreen International Plc                                      132,953
            2,200      Siam Cement Public Co., Ltd.                                        68,970
                5      Wolseley Plc                                                            40
                                                                                    ---------------
                                                                                       $  876,964
                                                                                    ---------------
                       Machinery - 1.8%
              320      GEA AG                                                          $   98,029
            5,000      Sasib SpA                                                           15,671
            8,000      Sasib SpA Di Risp                                                   15,018
            5,630      Stork NV                                                           198,787
           53,500      PT United Tractors                                                 112,119
                                                                                    ---------------
                                                                                       $  439,624
                                                                                    ---------------
                       Producer Goods - 2.0%
              560      IWKA AG                                                         $  132,943
              365      Schmalbach Lubeca AG*                                               89,737
            3,900      Sidel, SA                                                          268,639
                                                                                    ---------------
                                                                                       $  491,319
                                                                                    ---------------
                        TOTAL CAPITAL GOODS                                            $1,807,907
                                                                                    ---------------

   The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       CONSUMER DURABLES - 1.8%
                       Motor Vehicles - 1.5%
         28,000        Cowie Group Plc                                                 $  194,211
            600        KTM Motorradholding AG*                                             33,554
         39,000        Magneti Marelli SpA                                                 48,509
            700        Sylea                                                               76,850
                                                                                    ---------------
                                                                                       $  353,124
                                                                                    ---------------
                       Office Furnishings - 0.3%
          1,900        Samas-Groep NV                                                  $   81,517
                                                                                    ---------------
                        TOTAL CONSUMER DURABLES                                        $  434,641
                                                                                    ---------------

                       CONSUMER NON-DURABLES - 8.2%
                       Agriculture & Food Manufacturing - 0.4%
          3,000        Louis Dreyfus Citrus*                                           $   98,402
                                                                                    ---------------
                       Cosmetics - 0.7%
         55,200        McBride Plc                                                     $  129,515
          4,000        Shiseido Co., Ltd.                                                  46,351
                                                                                    ---------------
                                                                                       $  175,866
                                                                                    ---------------
                       Retail Food - 0.8%
         89,000        Dairy Farm International Holdings Ltd.                          $   71,645
          4,500        Kwik Save Group Plc                                                 24,893
          1,300        Panamerican Beverages Inc.                                          60,938
         12,000        Standard Foods Taiwan Ltd.*                                         30,109
                                                                                    ---------------
                                                                                       $  187,585
                                                                                    ---------------
                       General Retail - 4.2%
          1,800        Autobacs Seven Co., Ltd.                                        $  127,482
            250        Forbo Holdings AG                                                  100,859
          7,200        Makro Atacadista SA (G.D.R.)*                                       48,600
        104,000        PT Matahari Putra Prima                                            121,084
         17,500        Merloni Elettrodomedtici Spa                                        38,106
          6,300        Nintendo Corp.                                                     449,455
          8,800        Siam Makro Public Co., Ltd.                                         37,058
          6,500        Zag Industries Ltd.*                                               107,250
                                                                                    ---------------
                                                                                       $1,029,894
                                                                                    ---------------
                       Textiles - 2.1%
          3,250        Charguers International SA*                                     $  161,158
             15        Hugo Boss AG                                                        18,829
          9,200        Marzotto & Figli SpA                                                59,492
          2,200        Shin won Corp.                                                      42,959
          4,900        Xebio Co., Ltd.                                                    146,186
         24,000        Wing Tai Holdings                                                   68,635
                                                                                    ---------------
                                                                                       $  497,259
                                                                                    ---------------
                        TOTAL CONSUMER NON-DURABLES                                    $1,989,006
                                                                                    ---------------

                       ENERGY - 0.4%
                       Oil & Gas - 0.4%
          1,100        Elf Aquitaine SA                                                $  100,241
                                                                                    ---------------
                        TOTAL ENERGY                                                   $  100,241
                                                                                    ---------------

                       FINANCIAL - 23.0%
                       Commercial Banks - 12.2%
         31,000        Australia & New Zealand Banking Group Ltd.                      $  195,336
          4,500        Banco Wiese Ltd. (Sponsored A.D.R.)                                 26,437
         45,375        PT Bank Dagang Nasional                                             46,105
         72,000        Christiania Bank Og Kreditkasse                                    225,730
         30,000        CIDEA SA*                                                          142,529
         23,000        Commercial Bank of Korea                                           150,249
          3,000        Credit National                                                    172,957
          1,300        Credit Suisse Group                                                133,545
          1,600        DePfa Bank Plc                                                      72,294
          6,600        Development Bank of Singapore Ltd.                                  89,183

  The accompanying notes are an integral part of these financial statements.

                                      14

International Growth Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       Commercial Banks (Continued)
        214,800        First Bangkok City Bank Public Co., Ltd.                        $  209,389
         11,956        Fokus Bank ASA                                                      81,277
          2,000        Grupo Financiero Banamex Accival S.A. de C.V. (Class L)*             3,799
         14,400        Hanil Bank                                                          98,840
          8,000        HSBC Holdings Plc                                                  178,798
         16,600        Industrial Credit & Investment Corp. of India Ltd. (G.D.R.)*       161,850
             90        Julius Baer Holding AG                                              94,337
         22,500        Korea First Bank*                                                  113,965
         42,000        Krung Thai Bank Public Co., Ltd.                                    81,065
         17,000        Merita Ltd.*                                                        52,916
          6,000        Overseas-Chinese Banking Corp., Ltd.                                74,641
         81,000        PT Pan Indonesia Bank                                               92,591
          2,740        Shinhan Bank                                                        44,064
        186,500        Siam City Bank Public Co., Ltd.                                    174,530
          4,200        Skandinaviska Enskilda Banken                                       43,150
          7,000        State Bank of India Ltd. (G.D.R.)*                                 121,590
          3,900        Svenska Handelbanken                                               112,191
                                                                                    ---------------
                                                                                       $2,993,358
                                                                                    ---------------
                       Financial Services - 0.8%
          4,570        Housing and Commercial Bank (New Common 1)*                     $   72,006
         28,000        National Finance & Securities Co., Ltd.                             52,679
            300        Shohkoh Fund                                                        65,375
                                                                                    ---------------
                                                                                       $  190,060
                                                                                    ---------------
                       Misc. Finance - 1.2%
         45,000        PT Bimantara Citra                                              $   60,013
         11,680        Cho Hung Bank Ltd.                                                  95,030
         16,000        Hong Leong Finance Ltd.                                             55,594
          1,000        Nichiei Co., Ltd.                                                   73,590
                                                                                    ---------------
                                                                                       $  284,227
                                                                                    ---------------
                       Investments - 1.4%
         33,000        Dhana Siam Finance & Securities Public Co., Ltd.                $   78,492
         34,000        Jardine Matheson Holdings Ltd.                                     224,400
         22,200        Pacific & Orient Bhd.                                               53,625
                                                                                    ---------------
                                                                                       $  356,517
                                                                                    ---------------
                       Insurance - 5.3%
          6,800        Assurances Generales de France                                  $  219,765
          2,200        Corporacion Mapfre                                                 134,042
             10        Corporacion Mapfre (Class E)                                           622
         67,000        PT Lippo Life Insurance                                             61,696
         64,000        Malaysian Assurance Alliance Bhd.                                  311,725
         53,000        National Mutual Asia Ltd.                                           50,365
         36,000        National Mutual Holdings Ltd.*                                      53,778
         36,000        Reinsurance Australia Corp.                                        140,167
          8,410        Skandia Forsakrings AB                                             238,226
         13,500        Storebrand ASA *                                                    77,525
                                                                                    ---------------
                                                                                       $1,287,911
                                                                                    ---------------
                       Real Estate - 2.1%
         12,000        Cheung Kong Holdings Ltd.                                       $  106,665
        290,000        China Resources Bejing Land Ltd.*                                  183,722
         25,000        DBS Land Ltd.                                                       92,050
         17,000        New World Development Co., Ltd.                                    114,843
         11,800        Property Perfect Public Co., Ltd.                                   12,193
                                                                                    ---------------
                                                                                       $  509,473
                                                                                    ---------------
                        TOTAL FINANCIAL                                                $5,621,546
                                                                                    ---------------
                       SERVICES - 8.4%
                       Commercial - 0.6%
          9,000        Loxley Public Co., Ltd.                                         $   59,307
          4,500        PT Tigaraksa Satria                                                  6,287
         66,000        PT Wicaksana Overseas International                                 75,445
                                                                                    ---------------
                                                                                       $  141,039
                                                                                    ---------------
  The accompanying notes are an integral part of these financial statements.

                                      15

International Growth Portfolio
Schedule of Investments - December 31, 1996
--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       Broadcasting & Media - 1.2%
          2,000        Benesse Corp.                                                   $  124,697
          3,600        Central European Media Enterprises Ltd.*                           114,300
         13,000        Television Broadcasts Ltd.                                          51,936
                                                                                    ---------------
                                                                                       $  290,933
                                                                                    ---------------
                       Health & Personal Care - 0.6%
            600        Nu Skin Asia Pacific Inc.*                                      $   18,525
         57,500        TC Group Plc                                                       133,435
                                                                                    ---------------
                                                                                       $  151,960
                                                                                    ---------------
                       Hotel & Restaurants - 0.3%
         16,500        Overseas Union Enterprise Ltd.                                  $   82,577
                                                                                    ---------------

                       Pharmaceuticals - 3.9%
          4,800        Astra AB (Series A)                                             $  237,415
          3,000        Eisai Co. Ltd.                                                      59,149
         60,000        Medeva Plc                                                         261,004
             12        Roche Holdings AG                                                   93,373
          6,000        Takeda Chemical Industries                                         126,081
         44,500        PT Tempo Scan Pacific                                               81,954
          2,100        Teva Pharmaceutical Industries Ltd. (Sponsored A.D.R.)             105,525
                                                                                    ---------------
                                                                                       $  964,501
                                                                                    ---------------
                       Publishing - 1.2%
         13,000        Arnoldo Mondadori Editore SpA                                   $  105,939
         10,000        Schibsted ASA                                                      182,366
                                                                                    ---------------
                                                                                       $  288,305
                                                                                    ---------------
                       Misc. Sevices - 0.6%
          5,400        ISS International Service System AS (Class B)                   $  142,306
                                                                                    ---------------
                        TOTAL SERVICES                                                 $2,061,621
                                                                                    ---------------

                       TECHNOLOGY - 7.5%
                       Business Machines - 2.0%
         16,000        Canon, Inc.                                                     $  354,203
          4,085        Esselte AB (Series B)                                               90,533
          3,000        Intentia International AB (B Shares)*                               44,912
                                                                                    ---------------
                                                                                       $  489,648
                                                                                    ---------------
                       Electronics - 5.2%
            950        Austria Micro Systeme International AG                          $   73,411
         13,500        K.R. Precision Public Co. Ltd.                                      92,120
          5,650        Philips Electronics NV                                             229,302
          2,000        Rohm Co. Ltd.                                                      131,442
          1,700        Samsung Display Devices Co.                                         98,143
          3,720        Samsung Electronics Co. (1/2 Non-Voting)(G.D.S.)                    68,911
              5        Samsung Electronics Co. (G.D.R.)                                       207
          1,000        Secom Co.                                                           60,619
         33,000        Siliconware Precision Industries Co. Ltd.*                          69,600
          3,400        Sony Corp.                                                         223,158
         27,250        Tatung Co., Ltd.                                                    52,518
          2,000        TDK Corp.                                                          130,578
          3,500        Yageo Corp. (G.D.R.)*                                               35,009
                                                                                    ---------------
                                                                                       $1,265,018
                                                                                    ---------------
                       Telephone Networks - 0.3%
          1,400        Nokia AB                                                        $   81,365
                                                                                    ---------------
                        TOTAL TECHNOLOGY                                               $1,836,031
                                                                                    ---------------

                       TRANSPORTATION - 0.4%
                       Ships & Shipping - 0.4%
         18,500        Great Eastern Shipping Co. (G.D.R.)                             $  101,657
                                                                                    ---------------
                        TOTAL TRANSPORTATION                                           $  101,657
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

                                      16

International Growth Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------

                       UTILITIES - 14.7%
                       Electric Utility - 2.9%
           17,675      Iberdrola SA                                                   $   250,506
            5,400      Korea Electric Power Corp. (Sponsored A.D.R.)                      111,375
           36,750      Scottish Power Plc                                                 222,174
           11,700      Shandong Huaneng Power Co. Ltd. (Sponsored A.D.R.)                 114,075
                                                                                    ---------------
                                                                                      $   698,130
                                                                                    ---------------
                       Telecommunications - 11.4%
            2,460      Alcatel Alsthom SA                                             $   197,833
            7,000      Amper SA                                                           160,408
          364,466      Champion Technology Holdings Ltd.                                   69,270
                5      DDI Corp.                                                           33,120
            5,300      ECI Telecommunications Ltd.                                        112,625
            3,700      Grupo Iusacell SA (Series L) (Sponsored A.D.R.)*                    28,213
            3,500      Hellenic Telecommunications Organization SA                         59,797
            3,920      Intracom S.A.                                                       88,185
           10,000      Manitoba Telephone Systems*                                         94,925
           22,835      Korea Mobile Telecommunication Corp.*                              294,002
            3,400      Multicanal Participacoes SA (A.D.R.)*                               43,563
           65,935      Olivetti SpA*                                                       23,276
           63,500      Stet Societa Finanziaria Telefonica SpA                            289,112
            3,200      Tadrian Ltd. (Sponsored A.D.R.)                                     90,000
            1,200      Telecel-Comunicacaoes Pessoais, SA*                                 76,620
            4,600      Telecom Argentina Stet-France SA (Sponsored A.D.R.)                185,725
        4,400,000      Telecomunicacoes Brasileiras SA                                    315,465
          102,140      Telecom Italia SpA                                                 265,544
            4,750      Telefonica de Argentina SA (Class B) (Sponsored A.D.R.)            122,906
            5,000      Telefonica de Espana                                               116,118
            6,100      Telefonica del Peru SA (Class B) (Sponsored A.D.R.)                115,137
                                                                                    ---------------
                                                                                      $ 2,781,844
                                                                                    ---------------
                       Misc. Utilities - 0.4%
            2,225      Nordtank Energy Group                                          $   104,030
                                                                                    ---------------
                        TOTAL UTILITIES                                               $ 3,584,004
                                                                                    ---------------
                       MISCELLANEOUS - 2.8%
                       Conglomerates & Holdings - 2.8%
           32,600      Benpres Holdings Corp. (G.D.R.)*                               $   244,500
        6,200,000      Net Holdings AS                                                    185,800
           47,350      Wassall Plc                                                        258,686
                                                                                    ---------------
                        TOTAL MISCELLANEOUS                                           $   688,986
                                                                                    ---------------
                        TOTAL COMMON STOCKS (Cost $18,906,514)                        $19,354,355
                                                                                    ---------------
                       WARRANT - 0.0%
           72,893      Champion Technology Holding, 6/30/98                           $     2,733
                                                                                    ---------------
                        TOTAL WARRANT (Cost $1,150)                                   $     2,733
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES (Cost $19,774,390) (a)         $20,243,877
                                                                                    ---------------
         Principal
           Amount
         ---------
                       TEMPORARY CASH INVESTMENT - 17.2%
                       Repurchase Agreement - 17.2%
       $4,200,000      Chase Manhattan Bank, 12/31/96, 6.55%, repurchase price of
                        $4,200,000 plus accrued interest on 1/1/97, collateralized
                        by $4,242,000 U.S. Treasury Notes, 5.125%, 2/28/98            $ 4,200,000
                                                                                    ---------------
                        TOTAL TEMPORARY CASH INVESTMENT
                         (Cost $4,200,000)                                            $ 4,200,000
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                         CASH INVESTMENT - 100.0% (Cost $23,974,390) (b)              $24,443,877
                                                                                    ===============

  The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Schedule of Investments - December 31, 1996
--------------------------------------------------------------------------------

* Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

Japan                                   10.7%
France                                   8.7
United Kingdom                           7.6
South Korea                              7.3
Germany                                  4.4
Italy                                    4.4
Thailand                                 4.3
Hong Kong                                3.8
Sweden                                   3.8
Spain                                    3.5
Brazil                                   3.4
Indonesia                                3.2
Netherlands                              3.2
Australia                                3.1
Norway                                   2.8
India                                    2.7
Switzerland                              2.4
Singapore                                2.3
Argentina                                2.2
Israel                                   2.1
Malaysia                                 1.8
Portugal                                 1.5
China                                    1.5
Austria                                  1.3
Denmark                                  1.2
Philippines                              1.2
Others (individually less than 1%)       5.6
                                       --------
                                       100.0%
                                       ========

(b) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $23,998,569 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an excess
    of value over tax cost                                                            $ 1,958,985
    Aggregate gross unrealized loss for all investments in which there is an excess
    of tax cost over value                                                             (1,513,677)
                                                                                    ---------------
    Net unrealized gain                                                               $   445,308
                                                                                    ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $29,561,479 and $12,712,472, respectively.

  The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment of
  $4,200,000) (cost $23,974,390)                                                   $24,443,877
 Cash                                                                                   68,961
 Foreign currencies, at value                                                          447,882
 Receivables--
  Investment securities sold                                                            40,999
  Fund shares sold                                                                      62,800
  Dividends, interest and foreign taxes withheld                                        36,647
 Due from Pioneering Management Corporation                                             20,171
 Other                                                                                   1,672
                                                                                 ---------------
  Total assets                                                                     $25,123,009
                                                                                 ---------------

Liabilities:
 Payables--
  Investment securities purchased                                                  $   286,335
  Fund shares repurchased                                                                   68
  Forward foreign currency settlement contracts--net                                       413
 Due to affiliates                                                                       1,396
 Accrued expenses                                                                       64,853
                                                                                 ---------------
   Total liabilities                                                               $   353,065
                                                                                 ---------------

Net Assets:
 Paid-in capital                                                                   $23,753,973
 Accumulated undistributed net investment income                                        91,464
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                         454,608
 Net unrealized gain on investments                                                    469,487
 Net unrealized gain on forward currency contracts and other assets
  and liabilities denominated in foreign currencies                                        412
                                                                                 ---------------
   Total net assets                                                                $24,769,944
                                                                                 ===============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $24,769,944/2,094,022 shares                                            $     11.83
                                                                                 ===============

  The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign taxes withheld of $24,019)                         $193,396
 Interest (net of foreign taxes withheld of $578)                              104,008
                                                                             -----------
   Total investment income                                                                $ 297,404
                                                                                         ------------

Expenses:
 Management fees                                                              $128,708
 Transfer agent fees                                                             1,705
 Accounting                                                                    125,470
 Custodian fees                                                                 99,456
 Registration fees                                                               2,562
 Professional fees                                                              21,585
 Printing                                                                        4,262
 Fees and expenses of nonaffiliated trustees                                       977
 Miscellaneous                                                                   8,046
                                                                             -----------
   Total expenses                                                                         $ 392,771
   Less management fees waived and expenses assumed by
    Pioneering Management Corporation                                                      (196,283)
   Less fees paid indirectly                                                                 (3,124)
                                                                                         ------------
   Net expenses                                                                           $ 193,364
                                                                                         ------------
    Net investment income                                                                 $ 104,040
                                                                                         ------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
  Transactions:
 Net realized gain (loss) from:
  Investments                                                                 $459,190
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                          (12,601)   $ 446,589
                                                                             ----------- ------------
 Change in net unrealized gain from:
  Investments                                                                 $432,085
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                               342    $ 432,427
                                                                             ----------- ------------
  Net gain on investments and foreign currency transactions                               $ 879,016
                                                                                         ------------
  Net increase in net assets resulting from operations                                    $ 983,056
                                                                                         ============

  The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                                     Year Ended   March 1, 1995 to
                                                                                    December 31,    December 31,
                                                                                        1996            1995
                                                                                   --------------------------------
From Operations:
Net investment income                                                                $   104,040     $      827
Net realized gain on investments and foreign currency
  transactions                                                                           446,589         56,014
Change in net unrealized gain on investments
 and foreign currency transactions                                                       432,427         37,472
                                                                                   --------------------------------
    Net increase in net assets resulting from
      operations                                                                     $   983,056     $   94,313
                                                                                   --------------------------------

Distributions to Shareholders:
Net investment income ($0.00 and $0.00 per share,
  respectively)                                                                      $     --        $     (827)
In excess of net investment income ($0.00 and $0.02
  per share, respectively)                                                                 --            (2,895)
Net realized gain ($0.03 per share and $0.09 per
  share, respectively)                                                                   (34,412)       (23,264)
                                                                                   --------------------------------
    Total distributions to shareholders                                              $   (34,412)    $  (26,986)
                                                                                   --------------------------------
From Fund Share Transactions:                            '96 Shares    '95 Shares
                                                        ------------- -------------
Net proceeds from sale of shares                         1,896,992      253,350      $21,695,298     $2,725,200
Reinvestment of distributions                                2,934        2,510           34,412         26,986
Cost of shares repurchased                                 (77,398)      (9,366)        (875,145)      (102,778)
                                                        ------------- ---------------------------------------------
  Net increase in net assets resulting from
   fund share transactions                               1,822,528      246,494      $20,854,565     $2,649,408
                                                        ============= =============--------------------------------
  Net increase in net assets                                                         $21,803,209     $2,716,735

Net Assets:
Beginning of period                                                                    2,966,735        250,000
                                                                                   --------------------------------
End of period (including accumulated undistributed net
  investment income of $91,464 and $0, respectively)                                 $24,769,944     $2,966,735
                                                                                   ================================

  The accompanying notes are an integral part of these financial statements.

International Growth Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                              Year Ended      March 1, 1995 to
                                                          December 31, 1996  December 31, 1995
                                                         --------------------------------------
Net asset value, beginning of period                           $ 10.93            $ 10.00
                                                         --------------------------------------
Increase from investment operations:
 Net investment income                                         $  0.05            $   --
 Net realized and unrealized gain on investments
    and foreign currency transactions                             0.88               1.04
                                                         --------------------------------------
 Net increase from investment operations                       $  0.93            $  1.04
Distributions to shareholders from:
 Net investment income                                              --              (0.02)
 Net realized gain                                               (0.03)             (0.09)
                                                         --------------------------------------
  Net increase in net asset value                              $  0.90            $  0.93
                                                         --------------------------------------
Net asset value, end of period                                 $ 11.83            $ 10.93
                                                         ======================================
Total return*                                                     8.54%             10.42%
Ratio of net expenses to average net assets                       1.52%+             2.10%**+
Ratio of net investment income (loss) to average net
  assets                                                          0.78%+            (0.25%)**+
Portfolio turnover rate                                            115%               139%**
Average commission rate paid(1)                                $0.0033                 --
Net assets, end of period (in thousands)                       $24,770            $ 2,967
Ratios assuming no waiver of fees and assumption of
  expenses by PMC and no reduction for fees paid
  indirectly:
  Net expenses                                                    3.04%             17.22%**
  Net investment loss                                            (0.74%)           (15.37%)**
Ratios assuming waiver of fees and assumption of
  expenses by PMC and reduction for fees paid indirectly:
  Net expenses                                                    1.50%              1.75%**
  Net investment income                                           0.80%              0.10%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of period.

** Annualized.

+ Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of Portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       COMMON STOCKS - 83.2%
                       BASIC INDUSTRIES - 1.2%
                       Paper Products - 1.2%
         70,000        Aracruz Cellulose S.A. (A.D.R.)                                 $  577,500
                                                                                    ---------------
                        TOTAL BASIC INDUSTRIES                                         $  577,500
                                                                                    ---------------

                       CAPITAL GOODS - 18.7%
                       Chemicals - 5.1%
         65,000        Agrium, Inc.                                                    $  893,750
         40,000        Borden Chemical & Plastics, Ltd.                                   330,000
         25,000        The Geon Co.                                                       490,625
         45,000        Wellman, Inc.                                                      770,625
                                                                                    ---------------
                                                                                       $2,485,000
                                                                                    ---------------
                       Construction & Engineering - 3.1%
         39,000        Insteel Industries, Inc.                                        $  346,125
         35,000        Justin Industries                                                  402,500
         54,200        Morrison Knudsen Corp.*                                            487,800
         40,000        Perini Corp.*                                                      312,500
                                                                                    ---------------
                                                                                       $1,548,925
                                                                                    ---------------
                       Containers - 2.3%
        146,400        Interlake Corp.*                                                $  512,400
         20,000        Jefferson Smurfit Corp.*                                           321,250
         75,000        Zapata Corp.*                                                      318,750
                                                                                    ---------------
                                                                                       $1,152,400
                                                                                    ---------------
                       Forest Products - 0.9%
         20,000        Louisiana Pacific Corp.                                         $  422,500
                                                                                    ---------------

                       Iron & Steel - 0.4%
         50,000        Armco, Inc.*                                                    $  206,250
                                                                                    ---------------

                       Metals & Mining - 0.9%
         21,000        Penn Engineering & Manufacturing Corp.                          $  430,500
                                                                                    ---------------

                       Pollution & Waste - 2.5%
        180,000        Allwaste, Inc.*                                                 $  922,500
         73,000        Catalytica, Inc.*                                                  296,562
                                                                                    ---------------
                                                                                       $1,219,062
                                                                                    ---------------
                       Producer Goods - 3.5%
         48,500        Brown & Sharpe Manufacturing Co.*                               $  679,000
         24,000        Griffon Corp.*                                                     294,000
         20,000        Insilco Corp.*                                                     770,000
                                                                                    ---------------
                                                                                       $1,743,000
                                                                                    ---------------
                        TOTAL CAPITAL GOODS                                            $9,207,637
                                                                                    ---------------

                       CONSUMER DURABLES - 3.5%
                       Consumer Luxuries - 2.8%
         50,000        Arctic Cat Inc.                                                 $  493,750
        110,000        Meridian Sports, Inc.*                                             137,500
         22,000        U.S. Industries, Inc.*                                             756,250
                                                                                    ---------------
                                                                                       $1,387,500
                                                                                    ---------------
                       Home Products - 0.7%
         22,400        Ladd Furniture, Inc.                                            $  327,600
                                                                                    ---------------
                        Total Consumer Durables                                        $1,715,100
                                                                                    ---------------

                       Consumer Non-Durables - 18.9%
                       Retail Food - 0.5%
          4,500        Arden Group, Inc.*                                              $  260,437
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

                                      23

Capital Growth Portfolio
Schedule of Investments - December 31, 1996
--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       Retail Non-Food - 15.0%
        130,000        Charming Shoppes*                                               $  658,125
         10,000        Cole National Corp.                                                262,500
         15,000        CVS Corp.                                                          620,625
         55,000        Fingerhut Companies, Inc.                                          673,750
         28,500        Genesco, Inc.*                                                     263,625
        555,500        Grossmans, Inc.*                                                   451,344
         70,000        Kmart Corp.*                                                       726,250
         57,400        Levitz Furniture, Inc.*                                            179,375
         20,000        Office Depot, Inc.*                                                355,000
         60,000        The Stride Rite Corp.                                              600,000
         20,000        Swiss Army Brands, Inc.*                                           265,000
         29,000        Syms Corp.*                                                        246,500
         20,000        Tandy Corp.                                                        880,000
         10,000        Toys "R" Us, Inc.*                                                 300,000
         40,000        Woolworth Corp.*                                                   875,000
                                                                                    ---------------
                                                                                       $7,357,094
                                                                                    ---------------
                       Textiles/Clothes - 3.4%
         40,000        Oshkosh B' Gosh, Inc.                                           $  610,000
         45,000        Shaw Industries, Inc.                                              528,750
         74,100        Tultex Corp.*                                                      518,700
                                                                                    ---------------
                                                                                       $1,657,450
                                                                                    ---------------
                        TOTAL CONSUMER NON-DURABLES                                    $9,274,981
                                                                                    ---------------

                       ENERGY - 1.1%
                       Oil Refining and Drilling - 1.1%
         15,000        Crystal Oil Co.*                                                $  540,000
                                                                                    ---------------
                        TOTAL ENERGY                                                   $  540,000
                                                                                    ---------------

                       FINANCIAL - 6.5%
                       Financial Services - 0.8%
         60,000        Express America Holdings Co.*                                   $  420,000
                                                                                    ---------------

                       Insurance - 5.3%
         50,000        20th Century Industries                                         $  843,750
         42,200        American Annuity Group, Inc.                                       596,075
         20,000        Financial Security Assurance Holdings Ltd.                         657,500
         26,000        Western National Corp.                                             500,500
                                                                                    ---------------
                                                                                       $2,597,825
                                                                                    ---------------
                       Real Estate - 0.4%
         66,450        Bluegreen Corp.*                                                $  182,737
                                                                                    ---------------
                        TOTAL FINANCIAL                                                $3,200,562
                                                                                    ---------------

                       SERVICES - 12.5%
                       Health & Personal Care - 3.7%
         20,000        Apria Healthcare Group, Inc.*                                   $  375,000
         60,000        Coastal Physician Group Inc.*                                      210,000
         27,300        Integrated Health Services, Inc.                                   665,438
         40,000        Sun Health Care Group, Inc.*                                       540,000
                                                                                    ---------------
                                                                                       $1,790,438
                                                                                    ---------------
                       Pharmaceuticals - 4.1%
         35,500        Aronex Pharmaceuticals, Inc.*                                   $  332,813
         26,400        Autoimmune Inc.*                                                   405,900
         35,000        Ivax Corp.                                                         358,750
         35,000        Medeva Plc (Sponsored A.D.R.)                                      590,625
         20,000        Sepracor, Inc.*                                                    332,500
                                                                                    ---------------
                                                                                       $2,020,588
                                                                                    ---------------
                       Publishing - 1.0%
         11,500        Value Line, Inc.                                                $  508,875
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

                                      24

Capital Growth Portfolio
Schedule of Investments - December 31, 1996
--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       Services - 3.7%
           90,000      AMRE, Inc.*                                                    $   146,250
           45,000      Cadmus Communications Corp.                                        697,500
           35,000      Sabre Group Holdings, Inc.*                                        975,625
                                                                                    ---------------
                                                                                      $ 1,819,375
                                                                                    ---------------
                        TOTAL SERVICES                                                $ 6,139,276
                                                                                    ---------------
                       TECHNOLOGY - 20.8%
                       Business Machines - 1.4%
          100,000      Unisys Corp.*                                                  $   675,000
                                                                                    ---------------
                       Computer Services & Software - 6.4%
           70,000      Amdahl Corp.*                                                  $   848,750
           15,000      Banctec, Inc.*                                                     309,375
           77,000      Crosscom Corp.*                                                    404,250
           12,500      Fusion Systems Corp.*                                              265,625
           50,000      Symantec Corp.*                                                    725,000
           50,000      Viewlogic Systems, Inc.*                                           568,750
                                                                                    ---------------
                                                                                      $ 3,121,750
                                                                                    ---------------
                       Electronics - 12.3%
           40,000      Amphenol Corp.*                                                $   890,000
           15,000      Belden Corp.                                                       555,000
           50,000      DSC Communications Corp.*                                          893,750
           20,000      Elsag Bailey Process Automation NV*                                375,000
           20,000      Esco Electronics Corp.                                             200,000
           35,000      Intergraph Corp.*                                                  358,750
           28,000      LAM Research Corp.*                                                787,500
           14,000      Marcam Corp.*                                                      182,000
           35,000      Teradyne, Inc.*                                                    853,125
           30,000      Vishay Intertechnology, Inc.*                                      701,250
           20,000      Whittaker Corp.*                                                   252,500
                                                                                    ---------------
                                                                                      $ 6,048,875
                                                                                    ---------------
                       Telecommunications - 0.7%
            8,000      AT&T Corp.                                                     $   348,000
                                                                                    ---------------
                        TOTAL TECHNOLOGY                                              $10,193,625
                                                                                    ---------------
                        TOTAL COMMON STOCKS (Cost $39,365,612)                        $40,848,681
        Principal
          Amount
        ---------
                       TEMPORARY CASH INVESTMENTS - 16.8%
                       Commercial Paper - 16.8%
       $1,839,000      American Express Co., 5.80%, 1/7/97                            $ 1,839,000
        2,229,000      Ford Motor Credit Co., 5.91%, 1/2/97                             2,229,000
        2,315,000      Household Finance Corp., 6.15%, 1/6/97                           2,315,000
        1,864,000      Texaco, Inc., 6.0%, 1/3/97                                       1,864,000
                                                                                    ---------------
                        TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,247,000)            $ 8,247,000
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES - 100% (Cost $47,612,612)(a)   $49,095,681
                                                                                    ===============

* Non-income producing security.

(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $47,612,612 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an excess
    of value over tax cost                                                            $ 4,388,655
    Aggregate gross unrealized loss for all investments in which there is an excess
    of tax cost over value                                                             (2,905,586)
                                                                                    ---------------
    Net unrealized gain                                                               $ 1,483,069
                                                                                    ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $39,240,070 and $9,385,472, respectively.

  The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash
  investments of $8,247,000) (cost $47,612,612)                     $49,095,681
 Cash                                                                       937
 Receivables--
  Fund shares sold                                                       42,578
  Dividends and interest                                                 18,868
 Other                                                                    1,494
                                                                  ---------------
  Total assets                                                      $49,159,558
                                                                  ---------------

Liabilities:
 Payables--
  Investment securities purchased                                   $   539,850
  Fund shares repurchased                                                   189
 Due to affiliates                                                       30,519
 Accrued expenses                                                        16,945
                                                                  ---------------
  Total liabilities                                                 $   587,503
                                                                  ---------------

Net Assets:
 Paid-in capital                                                    $46,524,038
 Accumulated undistributed net investment income                          5,509
 Accumulated undistributed net realized gain on investments             559,439
 Net unrealized gain on investments                                   1,483,069
                                                                  ---------------
  Total net assets                                                  $48,572,055
                                                                  ===============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $48,572,055/3,722,070 shares                             $     13.05
                                                                  ===============

  The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign taxes withheld of $678)                      $108,750
Interest                                                                248,553
                                                                      -----------
  Total investment income                                                          $  357,303
                                                                                  -------------

Expenses:
Management fees                                                        $178,068
Transfer agent fees                                                         945
Accounting                                                               44,722
Custodian fees                                                           23,009
Registration fees                                                         1,860
Professional fees                                                         1,020
Printing                                                                  3,929
Fees and expenses of nonaffiliated trustees                                 931
Miscellaneous                                                             6,959
                                                                      -----------
  Total expenses                                                                   $  261,443
Less management fees waived by Pioneering Management Corporation                       (5,409)
Less fees paid indirectly                                                              (2,706)
                                                                                  -------------
  Net expenses                                                                     $  253,328
                                                                                  -------------
   Net investment income                                                           $  103,975
                                                                                  -------------

Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                                 $1,120,540
  Change in net unrealized gain on investments                                      1,521,356
                                                                                  -------------
   Net gain on investments                                                         $2,641,896
                                                                                  -------------
   Net increase in net assets resulting from operations                            $2,745,871
                                                                                  =============

  The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                                    Year Ended   March 1, 1995 to
                                                                                   December 31,    December 31,
                                                                                       1996            1995
                                                                                  --------------------------------
From Operations:
Net investment income                                                               $   103,975     $   15,202
Net realized gain on investments                                                      1,120,540        242,294
Change in net unrealized gain (loss) on investments                                   1,521,356        (38,287)
                                                                                  --------------------------------
   Net increase in net assets resulting from
     operations                                                                     $ 2,745,871     $  219,209
                                                                                  --------------------------------
Distributions to Shareholders:
Net investment income ($0.03 and $0.02 per share,
  respectively)                                                                     $   (98,466)    $  (15,202)
In excess of net investment income ($0.00 and $0.00
  per share, respectively)                                                                   --         (1,654)
Net realized gain ($0.23 and $0.12 per share,
  respectively)                                                                        (707,881)       (93,860)
                                                                                  --------------------------------
   Total distributions to shareholders                                              $  (806,347)    $ (110,716)
                                                                                  --------------------------------
From Fund Share Transactions:                            '96 Shares    '95 Shares
                                                        ------------ -------------
Net proceeds from sale of shares                         3,190,793     812,531      $40,709,119     $9,287,478
Reinvestment of distributions                               61,965       9,447          806,347        110,716
Cost of shares repurchased                                (339,671)    (22,995)      (4,239,869)      (249,753)
                                                        ------------ ---------------------------------------------
   Net increase in net assets resulting from
     fund share transactions                             2,913,087     798,983      $37,275,597     $9,148,441
                                                        ============ =============--------------------------------
   Net increase in net assets                                                       $39,215,121     $9,256,934
Net Assets:
Beginning of period                                                                   9,356,934        100,000
                                                                                  --------------------------------
End of period (including accumulated undistributed net
  investment income of $5,509 and $0, respectively)                                 $48,572,055     $9,356,934
                                                                                  ================================

  The accompanying notes are an integral part of these financial statements.

Capital Growth Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                              Year Ended      March 1, 1995 to
                                                          December 31, 1996  December 31, 1995
                                                         --------------------------------------
Net asset value, beginning of period                           $ 11.57             $10.00
                                                         --------------------------------------
Increase from investment operations:
 Net investment income                                         $  0.03             $ 0.02
 Net realized and unrealized gain on investments                  1.71               1.69
                                                         --------------------------------------
 Net increase from investment operations                       $  1.74             $ 1.71
Distributions to shareholders:
 Net investment income                                           (0.03)             (0.02)
 Net realized gain                                               (0.23)             (0.12)
                                                         --------------------------------------
  Net increase in net asset value                              $  1.48             $ 1.57
                                                         --------------------------------------
Net asset value, end of period                                 $ 13.05             $11.57
                                                         ======================================
Total return*                                                    15.03%             17.13%
Ratio of net expenses to average net assets                       0.93%+             1.56%**+
Ratio of net investment income to average net assets              0.37%+             0.48%**+
Portfolio turnover rate                                             41%                46%**
Average commission rate paid(1)                                $0.0661                 --
Net assets, end of period (in thousands)                       $48,572             $9,357
Ratios assuming no waiver of management fees by PMC and
  no reduction for fees paid indirectly
  Net expenses                                                    0.95%              3.95%**
  Net investment income (loss)                                    0.35%             (1.91)%**
Ratios assuming waiver of management fees by
 PMC and reduction for fees paid indirectly
  Net expenses                                                    0.92%              1.49%**
  Net investment income                                           0.38%              0.55%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+ Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Portfolio's exchange listed securities transactions.

  The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       INVESTMENT IN SECURITIES - 94.6%
                       CAPITAL GOODS - 2.1%
                       Construction & Engineering - 2.1%
           25,000      Belmont Homes, Inc.*                                           $   240,625
                                                                                    ---------------
                        TOTAL CAPITAL GOODS                                           $   240,625
                                                                                    ---------------
                       REAL ESTATE INVESTMENT TRUSTS - 80.4%
           19,000      Amli Residential Properties Trust                              $   444,125
           14,000      Arden Realty Group, Inc.                                           388,500
            9,000      Beacon Properties Corp.                                            329,625
           21,000      Bedford Property Investors, Inc.                                   367,500
           14,000      Berkshire Realty Co., Inc.                                         138,250
           12,000      Cali Realty Corp.                                                  370,500
            8,000      Cousins Properties, Inc.                                           225,000
            8,000      Developers Diversified Realty Corp.                                297,000
            6,000      Duke Realty Investments, Inc.                                      231,000
           12,000      Equity Residential Property Trust                                  495,000
           12,000      Felcor Suite Hotels, Inc.                                          424,500
           11,000      Gables Residential Trust                                           319,000
           17,000      Glimcher Realty Trust                                              374,000
            9,000      Highwoods Properties, Inc.                                         303,750
           10,000      Horizon Group, Inc.                                                198,750
           10,000      J.P. Realty, Inc.                                                  258,750
           16,000      Liberty Property Trust                                             412,000
           16,000      The Macerich Co.                                                   418,000
           12,000      Merry Land & Investments, Co.                                      258,000
           11,200      National Golf Properties, Inc.                                     354,200
           12,000      Nationwide Health Properties, Inc.                                 291,000
           10,000      Patriot American Hospitality, Inc.                                 431,250
           15,000      Prentiss Properties Trust*                                         375,000
            9,000      Public Storage, Inc.                                               279,000
           12,000      Simon DeBartolo Group, Inc                                         372,000
           12,000      Storage Trust Realty                                               324,000
            6,800      Sun Communities, Inc.                                              234,600
            6,000      Town & Country Trust                                                87,750
                                                                                    ---------------
                        TOTAL REAL ESTATE INVESTMENT TRUSTS                           $ 9,002,050
                                                                                    ---------------
                       REAL ESTATE SERVICES - 8.0%
           42,000      Catellus Development Corp.*                                    $   477,750
           19,000      Trizec Hahn Corp.                                                  418,000
                                                                                    ---------------
                        TOTAL REAL ESTATE SERVICES                                    $   895,750
                                                                                    ---------------
                       SERVICES - 4.1%
                       Hotels & Restaurants - 4.1%
           28,800      Host Marriott Services Corp.*                                  $   460,800
                                                                                    ---------------
                        TOTAL SERVICES                                                $   460,800
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES (Cost $9,163,582)              $10,599,225
                                                                                    ---------------
        Principal
         Amount
       ----------
                       TEMPORARY CASH INVESTMENT - 5.4%
                       Repurchase Agreement - 5.4%
       $  600,000      Chase Manhattan Corp., 12/31/96, 6.55%, repurchase price of
                       $600,000 plus accrued interest on 1/2/97, collateralized by
                       $606,000 U.S. Treasury Notes, 5.125%, 2/28/98                  $   600,000
                                                                                    ---------------
                        TOTAL TEMPORARY CASH INVESTMENT (Cost $600,000)               $   600,000
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                         CASH INVESTMENT - 100% (Cost $9,763,582)(a)                  $11,199,225
                                                                                    ===============

* Non-income producing security.

(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $9,763,582 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an excess
    of value over tax cost                                                            $1,474,809
    Aggregate gross unrealized loss for all investments in which there is an excess
    of tax cost over value                                                               (39,166)
                                                                                     -------------
    Net unrealized gain                                                               $1,435,643
                                                                                     =============


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $9,915,870 and $1,253,637, respectively.

  The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

 Assets:
 Investment in securities, at value (including temporary cash investment of
  $600,000) (cost $9,763,582)                                                     $11,199,225
 Cash                                                                                  64,794
 Receivables--
  Fund shares sold                                                                     60,066
  Dividends and interest                                                               63,403
 Other                                                                                  1,334
                                                                                ---------------
   Total assets                                                                   $11,388,822
                                                                                ---------------
Liabilities:
 Payables--
  Investment securities purchased                                                 $   242,610
  Fund shares repurchased                                                                  27
 Due to affiliates                                                                      9,112
 Accrued expenses                                                                      21,659
                                                                                ---------------
   Total liabilities                                                              $   273,408
                                                                                ---------------
Net Assets:
 Paid-in capital                                                                  $ 9,637,411
 Accumulated undistributed net realized gain on investments                            42,360
 Net unrealized gain on investments                                                 1,435,643
                                                                                ---------------
   Total net assets                                                               $11,115,414
                                                                                ===============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $11,115,414/768,555 shares                                             $     14.46
                                                                                ===============

  The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
Dividends                                                            $169,732
Interest                                                                8,818
                                                                    -----------
  Total investment income                                                       $  178,550
                                                                               ------------
Expenses:
Management fees                                                      $ 29,633
Transfer agent fees                                                       897
Accounting                                                             38,562
Custodian fees                                                         14,115
Professional fees                                                       7,061
Printing                                                                3,848
Fees and expenses of nonaffiliated trustees                               841
Miscellaneous                                                           5,221
                                                                    -----------
  Total expenses                                                                $  100,178
Less management fees waived and expenses assumed by Pioneering
  Management Corporation                                                           (59,986)
Less fees paid indirectly                                                           (3,158)
                                                                               ------------
   Net expenses                                                                 $   37,034
                                                                               ------------
    Net investment income                                                       $  141,516
                                                                               ------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                              $  121,049
  Change in net unrealized gain on investments                                   1,403,021
                                                                               ------------
   Net gain on investments                                                       1,524,070
                                                                               ------------
   Net increase in net assets resulting from operations                         $1,665,586
                                                                               ============

  The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                                    Year Ended   March 1, 1995 to
                                                                                   December 31,    December 31,
                                                                                       1996            1995
                                                                                  --------------------------------
From Operations:
Net investment income                                                               $   141,516      $  6,087
Net realized gain on investments                                                        121,049           950
Change in net unrealized gain on investments                                          1,403,021        32,622
                                                                                  --------------------------------
  Net increase in net assets resulting from
    operations                                                                      $ 1,665,586      $ 39,659
                                                                                  --------------------------------

Distributions to Shareholders:
Net investment income ($0.53 and $0.23 per share,
  respectively)                                                                     $  (137,792)     $ (5,705)
Net realized gain ($0.12 and $0.03 per share,
  respectively)                                                                         (82,413)       (1,332)
Tax return of capital ($0.00 and $0.18 per share,
  respectively)                                                                              --        (4,425)
                                                                                  --------------------------------
  Total distributions to shareholders                                               $  (220,205)     $(11,462)
                                                                                  --------------------------------
From Fund Share Transactions:                           '96 Shares    '95 Shares
                                                        ------------ -------------
Net proceeds from sale of shares                          722,084       37,073      $ 9,135,087      $400,041
Reinvestment of distributions                              16,943        1,048          220,206        11,462
Cost of shares repurchased                                (16,103)      (2,490)        (197,756)      (27,204)
                                                        ------------ ---------------------------------------------
  Net increase in net assets resulting from fund
    share transactions                                    722,924       35,631      $ 9,157,537      $384,299
                                                        ============ =============--------------------------------
  Net increase in net assets                                                        $10,602,918      $412,496

Net Assets:
Beginning of period                                                                     512,496       100,000
                                                                                  --------------------------------
End of period (including accumulated undistributed net
  investment income of $0 and $0, respectively)                                     $11,115,414      $512,496
                                                                                  ================================

  The accompanying notes are an integral part of these financial statements.

Real Estate Growth Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                              Year Ended     March 31, 1995 to
                                                          December 31, 1996  December 31, 1995
                                                         --------------------------------------
Net asset value, beginning of period                           $ 11.23            $ 10.00
                                                         --------------------------------------
Increase from investment operations:
 Net investment income                                         $  0.54            $  0.12
 Net realized and unrealized gain on investments                  3.34               1.55
                                                         --------------------------------------
 Net increase from investment operations                       $  3.88            $  1.67
Distributions to shareholders:
 Net investment income                                           (0.53)             (0.23)
 Tax return of capital                                              --              (0.18)
 Net realized gain                                               (0.12)             (0.03)
                                                         --------------------------------------
  Net increase in net asset value                              $  3.23            $  1.23
                                                         --------------------------------------
Net asset value, end of period                                 $ 14.46            $ 11.23
                                                         ======================================
Total return*                                                    35.73%             16.96%
Ratio of net expenses to average net assets                       1.34%+             2.10%**+
Ratio of net investment income to average net assets              4.63%+             2.68%**+
Portfolio turnover rate                                             41%                 1%**
Average commission rate paid(1)                                $0.0595                 --
Net assets, end of period (in thousands)                       $11,115            $   512
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for fees
  paid indirectly:
  Net expenses                                                    3.35%             45.96%**
  Net investment income (loss)                                    2.62%            (41.18)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid
  indirectly:
  Net expenses                                                    1.24%              1.57%**
  Net investment income                                           4.73%              3.21%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+ Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Portfolio's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       INVESTMENT IN SECURITIES - 97.4%
                       PREFERRED STOCKS - 0.1%
            404        Aetna Life & Casualty, 6.25%                                    $   32,068
            570        Sprint Corp., 8.25%, 3/31/00                                        20,449
                                                                                    ---------------
                        TOTAL PREFERRED STOCKS (Cost $44,479)                          $   52,517
                                                                                    ---------------
                       COMMON STOCKS - 97.3%
                       BASIC INDUSTRIES - 9.1%
                       Chemicals - 5.0%
         15,441        ARCO Chemical Co.                                               $  756,609
         21,000        Borden Chemicals & Plastics, L.P.                                  173,250
          5,100        E.I. du Pont de Nemours and Co.                                    481,312
         15,000        Eastman Chemical Co.                                               828,750
          4,000        A. Schulman, Inc.                                                   98,000
                                                                                    ---------------
                                                                                       $2,337,921
                                                                                    ---------------
                       Metals & Mining - 3.3%
          8,400        Aluminum Co. of America                                         $  535,500
         15,400        Phelps Dodge Corp.                                               1,039,500
                                                                                    ---------------
                                                                                       $1,575,000
                                                                                    ---------------
                       Paper Products - 0.8%
          2,100        Union Camp Corp.                                                $  100,275
         10,000        Westvaco Corp.                                                     287,500
                                                                                    ---------------
                                                                                       $  387,775
                                                                                    ---------------
                        TOTAL BASIC INDUSTRIES                                         $4,300,696
                                                                                    ---------------
                       CAPITAL GOODS - 1.6%
                       Producer Goods - 1.6%
          7,000        The Gorman-Rupp Co.                                             $   95,375
         10,000        Helix Technology Corp.                                             290,000
          2,360        Thomas & Betts Corp.                                               104,725
         12,500        Westinghouse Electric Co.                                          248,437
                                                                                    ---------------
                        TOTAL CAPITAL GOODS                                            $  738,537
                                                                                    ---------------
                       CONSUMER DURABLES - 4.5%
                       Motor Vehicles - 4.5%
          7,000        Chrysler Corp.                                                  $  231,000
         39,800        Ford Motor Co.                                                   1,268,625
         11,500        General Motors Corp.                                               641,125
                                                                                    ---------------
                        TOTAL CONSUMER DURABLES                                        $2,140,750
                                                                                    ---------------
                       CONSUMER NON-DURABLES - 7.3%
                       Agriculture & Food - 3.9%
          4,100        CPC International, Inc.                                         $  317,750
         17,000        General Mills, Inc.                                              1,077,375
         13,000        H.J. Heinz Co.                                                     464,750
                                                                                    ---------------
                                                                                       $1,859,875
                                                                                    ---------------
                       Consumer Luxuries - 0.4%
          4,600        Cedar Fair, L.P.                                                $  170,200
                                                                                    ---------------

                       Retail Non-Food - 3.0%
         15,550        May Department Stores Co.                                       $  726,962
          7,450        Mercantile Stores Co., Inc.                                        367,844
          6,950        J.C. Penney Co., Inc.                                              338,813
                                                                                    ---------------
                                                                                       $1,433,619
                                                                                    ---------------
                        TOTAL CONSUMER NON-DURABLES                                    $3,463,694
                                                                                    ---------------
                       ENERGY - 11.5%
                       Oil & Gas Extraction - 9.3%
         19,680        Amoco Corp.                                                     $1,584,240
         16,300        Chevron Corp.                                                    1,059,500
         14,000        Mobil Corp.                                                      1,711,500
          1,693        Union Pacific Resources Group Inc.                                  49,520
                                                                                    ---------------
                                                                                       $4,404,760
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Schedule of Investments - December 31, 1996

---------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       Energy - Other - 2.2%
         20,000        Sonat, Inc.                                                    $ 1,030,000
                                                                                    ---------------
                        TOTAL ENERGY                                                  $ 5,434,760
                                                                                    ---------------
                       FINANCIAL - 19.8%
                       Commercial Banks - 15.6%
          8,000        BankAmerica Corp.                                              $   798,000
         29,400        The Bank of New York Co., Inc.                                     992,250
         11,000        CoreStates Financial Corp.                                         570,625
         12,000        First Chicago NBD Corp.                                            645,000
         13,600        First Security Corp.                                               459,000
         10,400        First Tennessee National Corp.                                     390,000
         20,000        First Union Corp.                                                1,480,000
         26,642        Huntington Bancshares, Inc.                                        702,683
         16,000        National City Corp.                                                718,000
         13,510        Old Kent Financial Corp.                                           645,102
                                                                                    ---------------
                                                                                      $ 7,400,660
                                                                                    ---------------
                       Insurance - 3.4%
          9,000        Chubb Corp.                                                    $   483,750
         10,500        Safeco Corp.                                                       414,094
         12,000        St. Paul Companies, Inc.                                           703,500
                                                                                    ---------------
                                                                                      $ 1,601,344
                                                                                    ---------------
                       Real Estate - 0.3%
          4,705        The Rouse Co.                                                  $   149,384
                                                                                    ---------------
                       Savings & Loan - 0.5%
          7,000        H.F. Ahmanson & Co.                                            $   227,500
                                                                                    ---------------
                        TOTAL FINANCIAL                                               $ 9,378,888
                                                                                    ---------------
                       SERVICES - 12.1%
                       Health & Personal Care - 1.5%
         16,000        Becton, Dickinson & Co.                                        $   694,000
                                                                                    ---------------
                       Broadcating & Media - 0.5%
         10,000        Gaylord Entertainment Co.                                      $   228,750
                                                                                    ---------------
                       Pharmaceuticals - 9.1%
         12,000        Abbott Laboratories                                            $   609,000
          6,200        Bristol-Myers Squibb Co.                                           674,250
         17,700        Schering-Plough Corp.                                            1,146,075
         25,000        Warner-Lambert Co.                                               1,875,000
                                                                                    ---------------
                                                                                      $ 4,304,325
                                                                                    ---------------
                       Publishing - 1.0%
         10,600        McGraw-Hill Co., Inc.                                          $   488,925
                                                                                    ---------------
                        TOTAL SERVICES                                                $ 5,716,000
                                                                                    ---------------
                       TECHNOLOGY - 6.9%
                       Business Machines - 3.3%
          6,000        Diebold, Inc.                                                  $   377,250
         24,000        Hewlett-Packard Co.                                              1,206,000
                                                                                    ---------------
                                                                                      $ 1,583,250
                                                                                    ---------------
                       Computer Services - 2.8%
         10,000        Electronic Data Systems Corp.                                  $   432,500
          6,000        IBM, Corp.                                                         906,000
                                                                                    ---------------
                                                                                      $ 1,338,500
                                                                                    ---------------
                       Electronics - 0.4%
          3,100        General Motors Corp. (Class H)                                 $   174,375
                                                                                    ---------------
                       Photo/Instrumentation - 0.4%
          2,200        Eastman Kodak Co.                                              $   176,550
                                                                                    ---------------
                        TOTAL TECHNOLOGY                                              $ 3,272,675
                                                                                    ---------------
                       TRANSPORTATION - 0.3%
                       Railroad & Bus - 0.3%
          2,000        Union Pacific Corp.                                            $   120,250
                                                                                    ---------------
                        TOTAL TRANSPORTATION                                          $   120,250
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

                                      36

Equity-Income Portfolio
Schedule of Investments - December 31, 1996

---------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       UTILITIES - 24.2%
                       Electricity Utilities - 6.2%
         44,000        Allegheny Power Systems, Inc.                                  $ 1,336,500
         10,000        Dominion Resources, Inc.                                           385,000
         50,000        DPL, Inc.                                                        1,225,000
                                                                                    ---------------
                                                                                      $ 2,946,500
                                                                                    ---------------
                       Gas Utilities - 5.7%
          5,600        The Brooklyn Union Gas Co.                                     $   168,700
          4,750        Consolidated Natural Gas Co.                                       262,438
         10,000        El Paso Natural Gas Co.                                            505,000
         27,500        NICOR, Inc.                                                        983,125
         10,000        People's Energy Corp.                                              338,750
         14,000        Public Service Co. of North Carolina, Inc.                         255,500
          5,000        Questar Corp.                                                      183,750
                                                                                    ---------------
                                                                                      $ 2,697,263
                                                                                    ---------------
                       Telecommunications - 12.2%
         34,800        Aliant Communications, Inc.                                    $   591,600
         12,600        Ameritech Corp.                                                    763,875
          5,000        AT&T Corp.                                                         217,500
         15,500        Bell Atlantic Corp.                                              1,003,625
          6,200        BellSouth Corp.                                                    250,325
         16,000        GTE Corp.                                                          728,000
          1,620        Lucent Technologies, Inc.                                           74,925
         11,800        NYNEX Corp.                                                        567,875
          3,700        Pacific Telesis Group                                              135,975
         15,000        SBC Communications, Inc.                                           776,250
         15,000        Sprint Corp.                                                       598,125
          1,300        U.S. West Communication Group                                       41,925
                                                                                    ---------------
                                                                                      $ 5,750,000
                                                                                    ---------------
                       Utility/ Other - 0.1%
            800        E'Town Corp.                                                   $    25,300
                                                                                    ---------------
                        TOTAL UTILITIES                                               $11,419,063
                                                                                    ---------------
                        TOTAL COMMON STOCKS (Cost $42,088,046)                        $45,985,313
                                                                                    ---------------
                        TOTAL INVESTMENTS IN SECURITIES (Cost $42,132,525)            $46,037,830
                                                                                    ---------------

       Principal
         Amount
       ----------
                       TEMPORARY CASH INVESTMENT - 2.6%
                       Commercial Paper - 2.6%
       $1,249,000      American Express Co., 6.55%, 1/2/97                            $ 1,249,000
                                                                                    ---------------
                        TOTAL TEMPORARY CASH INVESTMENT (Cost $1,249,000)             $ 1,249,000
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                         INVESTMENT - 100% (Cost $43,381,525) (a)                     $47,286,830
                                                                                    ===============

(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $43,381,525 was as follows:

    Aggregate gross unrealized gain for all investments in which there is an excess
    of value over tax cost                                                            $ 4,467,344
    Aggregate gross unrealized gain for all investments in which there is an excess
    of tax cost over value                                                               (562,039)
                                                                                    ---------------
    Net unrealized gain                                                               $ 3,905,305
                                                                                    ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $40,557,237 and $4,474,176, respectively.

  The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investment of
  $1,249,000) (cost $43,381,525)                                                   $47,286,830
 Cash                                                                                      663
 Receivables--
  Dividends and interest                                                               104,119
 Other                                                                                   1,596
                                                                                 ---------------
  Total assets                                                                     $47,393,208
                                                                                 ---------------
Liabilities:
 Payables:
  Fund shares repurchased                                                          $   468,313
 Due to affiliates                                                                      32,688
 Accrued expenses                                                                       21,017
                                                                                 ---------------
  Total liabilities                                                                $   522,018
                                                                                 ---------------

Net Assets:
 Paid-in capital                                                                   $42,822,042
 Accumulated undistributed net investment income                                        67,945
 Accumulated undistributed net realized gain on investments                             75,898
 Net unrealized gain on investments                                                  3,905,305
                                                                                 ---------------
  Total net assets                                                                 $46,871,190
                                                                                 ===============
Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $46,871,190/3,413,051 shares                                            $     13.73
                                                                                 ===============

  The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

 Investment Income:
Dividends                                                               $858,007
Interest                                                                  50,225
                                                                       -----------
  Total investment income                                                           $  908,232
                                                                                   -------------
Expenses:
Management fees                                                         $161,879
Transfer agent fees                                                          888
Accounting                                                                46,878
Custodian fees                                                            18,024
Professional fees                                                          6,044
Printing                                                                   4,172
Fees and expenses of nonaffliated trustees                                 1,434
Miscellaneous                                                              6,482
                                                                       -----------
  Total expenses                                                                    $  245,801
 Less management fees waived by Pioneering Management Corporation                       (6,631)
 Less fees paid indirectly                                                              (2,601)
                                                                                   -------------
  Net expenses                                                                      $  236,569
                                                                                   -------------
   Net investment income                                                            $  671,663
                                                                                   -------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                    $   60,190
Change in net unrealized gain on investments                                         3,551,636
                                                                                   -------------
 Net gain on investments                                                            $3,611,826
                                                                                   -------------
 Net increase in net assets resulting from operations                               $4,283,489
                                                                                   =============

  The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                                  Year Ended   March 1, 1995 to
                                                                                 December 31,    December 31,
                                                                                     1996            1995
                                                                                --------------------------------
From Operations:
 Net investment income                                                            $   671,663     $   51,707
 Net realized gain on investments                                                      60,190              2
 Change in net unrealized gain on investments                                       3,551,636        353,669
                                                                                --------------------------------
  Net increase in net assets resulting from
    operations                                                                    $ 4,283,489     $  405,378
                                                                                --------------------------------
Distributions to Shareholders:
 Net investment income ($0.27 and $0.18 per share,
  respectively)                                                                   $  (590,580)    $  (49,139)
                                                                                --------------------------------
  Total distributions to shareholders                                             $  (590,580)    $  (49,139)
                                                                                --------------------------------
From Fund Transactions:                               '96 Shares     '95 Shares
                                                     ------------- -------------
 Net proceeds from sale of shares                     3,015,546      566,392      $38,450,404     $6,550,913
 Reinvestments of distributions                          45,688        4,147          590,580         49,139
 Cost of shares repurchased                            (216,188)     (12,534)      (2,776,392)      (142,602)
                                                     ------------- ---------------------------------------------
  Net increase in net assets resulting from fund
    share transactions                                2,845,046      558,005      $36,264,592     $6,457,450
                                                     ============= =============--------------------------------
  Net increase in net assets                                                      $39,957,501     $6,813,689
Net Assets:
 Beginning of period                                                                6,913,689        100,000
                                                                                --------------------------------
 End of period (including accumulated undistributed
  net investment income of $67,945 and $2,568,
  respectively)                                                                   $46,871,190     $6,913,689
                                                                                ================================

  The accompanying notes are an integral part of these financial statements.

Equity-Income Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                              Year Ended      March 1, 1995 to
                                                          December 31, 1996  December 31, 1995
                                                         --------------------------------------
Net asset value, beginning of period                           $ 12.17            $  10.00
                                                         --------------------------------------
Increase from investment operations:
 Net investment income                                         $  0.29            $   0.19
 Net realized and unrealized gain on investments                  1.54                2.16
                                                         --------------------------------------
  Total increase from investment operations                    $  1.83            $   2.35
Distributions to shareholders:
 Net investment income                                           (0.27)              (0.18)
                                                         --------------------------------------
  Net increase in net asset value                              $  1.56            $   2.17
                                                         --------------------------------------
Net asset value, end of period                                 $ 13.73            $  12.17
                                                         ======================================
Total return*                                                    15.19%              23.62%
Ratio of net expenses to average net assets                       0.96%+              1.63%**+
Ratio of net investment income to average net assets              2.67%+              2.89%**+
Portfolio turnover rate                                             18%                 --
Average commission rate paid(1)                                $0.0583                  --
Net assets, end of period (in thousands)                       $46,871            $  6,914
Ratios assuming no waiver of management fees
 by PMC and no reduction for fees paid indirectly:
  Net expenses                                                    0.98%               5.32%**
  Net investment income (loss)                                    2.65%              (0.80%) **
Ratios assuming waiver of management fees by PMC and
  reduction for fees paid indirectly:
  Net expenses                                                    0.95%               1.47%**
  Net investment income                                           2.68%               3.05%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.


+ Ratio assuming no reduction for fees paid indirectly.


(1) Amount represents the rate of commission paid per share on the Portfolio's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1996

---------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                       INVESTMENT IN SECURITIES - 93.0%
                       CONVERTIBLE PREFERRED STOCK - 0.6%
          2,780        Sprint Corp., 8.25%, 3/31/00                                    $   99,733
                                                                                    ---------------
                        TOTAL CONVERTIBLE PREFERRED STOCK (Cost $107,482)              $   99,733
                                                                                    ---------------
                       COMMON STOCKS - 58.5%
                       BASIC INDUSTRIES - 1.6%
                       Chemicals - 0.6%
          2,035        ARCO Chemical Co.                                               $   99,715
                                                                                    ---------------
                       Non-Ferrous Metals - 1.0%
          2,500        Phelps Dodge Corp.                                              $  168,750
                                                                                    ---------------
                        TOTAL BASIC INDUSTRIES                                         $  268,465
                                                                                    ---------------
                       CAPITAL GOODS - 0.8%
                       Producer Goods - 0.8%
          6,500        Westinghouse Electric Co.                                       $  129,188
                                                                                    ---------------
                        TOTAL CAPITAL GOODS                                            $  129,188
                                                                                    ---------------
                       CONSUMER DURABLES - 5.8%
                       Motor Vehicles - 5.8%
         10,000        APS Holding Corp.*                                              $  155,000
          3,900        Chrysler Corp.                                                     128,700
          9,050        Ford Motor Co.                                                     288,469
          7,600        General Motors Corp.                                               423,700
                                                                                    ---------------
                        TOTAL CONSUMER DURABLES                                        $  995,869
                                                                                    ---------------
                       CONSUMER NON-DURABLES - 3.0%
                       Retail Non-Food - 3.0%
          3,600        The May Department Stores Co.                                   $  168,300
          7,000        J.C. Penney Co., Inc.                                              341,250
                                                                                    ---------------
                        TOTAL CONSUMER NON-DURABLES                                    $  509,550
                                                                                    ---------------
                       ENERGY - 1.4%
                       Oil & Gas Extraction - 1.4%
          3,000        Amoco Corp.                                                     $  241,500
                                                                                    ---------------
                        TOTAL ENERGY                                                   $  241,500
                                                                                    ---------------
                       FINANCIAL - 16.1%
                       Commercial Bank - 2.7%
          6,400        The Bank of New York Co., Inc.                                  $  216,000
          4,500        First Chicago NBD Corp.                                            241,875
                                                                                    ---------------
                                                                                       $  457,875
                                                                                    ---------------
                       Financial Services - 5.9%
          6,000        The Chase Manhattan Corp.                                       $  535,500
         10,000        GreenPoint Financial Corp.                                         472,500
                                                                                    ---------------
                                                                                       $1,008,000
                                                                                    ---------------
                       Insurance - 5.2%
         15,000        Safeco Corp.                                                    $  591,563
          5,000        St. Paul Companies, Inc.                                           293,125
                                                                                    ---------------
                                                                                       $  884,688
                                                                                    ---------------
                       Misc. Finance - 0.8%
          5,000        Countywide Credit Industries, Inc.                              $  143,125
                                                                                    ---------------
                       Real Estate Investment Trust - 0.9%
          5,000        Cali Realty Corp.                                               $  154,375
                                                                                    ---------------
                       Savings & Loan - 0.6%
          3,500        H.F. Ahmanson & Co.                                             $  113,750
                                                                                    ---------------
                        TOTAL FINANCIAL                                                $2,761,813
                                                                                    ---------------
                       SERVICES - 7.6%
                       Health & Personal Care - 7.6%
         18,000        Apria Healthcare Group, Inc.*                                   $  337,500
          7,000        Becton, Dickinson & Co.                                            303,625
         15,000        Integrated Health Services, Inc.                                   365,625
         10,000        OrNda HealthCorp.*                                                 292,500
                                                                                    ---------------
                        TOTAL SERVICES                                                 $1,299,250
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

                                      42

Balanced Portfolio
Schedule of Investments - December 31, 1996

---------------------------------------------------------------------------------------------------
         Shares                                                                          Value
---------------------------------------------------------------------------------------------------
                                TECHNOLOGY - 13.2%
                                Computer Services - 4.8%
          5,000                 Electronic Data Systems Corp.                         $   216,250
          1,000                 International Business Machines Corp.                     151,000
         35,000                 Mercury Interactive Corp.*                                455,000
                                                                                    ---------------
                                                                                      $   822,250
                                                                                    ---------------
                                Electronics - 8.4%
          6,500                 Avnet, Inc.                                           $   378,625
         10,000                 DuPont Photomasks, Inc.*                                  453,750
         10,000                 EMC Corp.*                                                331,250
         10,000                 Lam Research Corp.*                                       281,250
                                                                                    ---------------
                                                                                      $ 1,444,875
                                                                                    ---------------
                                 TOTAL TECHNOLOGY                                     $ 2,267,125
                                                                                    ---------------
                                UTILITIES - 9.0%
                                Electric Utility - 2.7%
         12,000                 Dominion Resources, Inc.                              $   462,000
                                                                                    ---------------
                                Telecommunications - 6.3%
         10,000                 BellSouth Corp.                                       $   403,750
          9,620                 Lucent Technologies, Inc.                                 444,925
          7,000                 MCI Communications Corp.                                  228,812
                                                                                    ---------------
                                                                                      $ 1,077,487
                                                                                    ---------------
                                 TOTAL UTILITIES                                      $ 1,539,487
                                                                                    ---------------
                                 TOTAL COMMON STOCKS (Cost $9,172,997)                $10,012,247
                                                                                    ---------------

                       S&P/Moody's
       Principal         Ratings
         Amount        (unaudited)
       ---------      -------------
                                  DEBT OBLIGATIONS - 33.9%
                                  CORPORATE BONDS - 24.3%
                                  Basic Industries - 1.7%
        $150,000       BBB+/A3    Lockheed Martin Corp., 6.85%, 5/15/01                 $  151,335
         135,000       A/A2       Phelps Dodge Corp., 7.75%, 1/1/02                        137,662
                                                                                    ---------------
                                   TOTAL BASIC INDUSTRIES                               $  288,997
                                                                                    ---------------
                                  Financial - 19.0%
         200,000       AA-/Aa3    Associates Corp., N.A., 6.0%, 3/15/99                 $  199,078
         210,000       A/A1       Chase Manhattan Corp., 5.50%, 2/15/01                    201,963
         500,000       A/A2       Citicorp, 7.25%, 9/1/08                                  503,755
         250,000       A/A2       First Data Corp., 6.625%, 4/1/03                         249,400
         511,000                  General Motors Acceptance Corp., 5.625%,
                       A-/A3      2/15/01                                                  492,384
         200,000       A-/Baa2    Hertz Corp., 7.0%, 7/15/03                               199,922
         110,000       A/A1       ITT Hartford Group, Inc., 6.375%, 11/1/02                107,207
         220,000       AA-/Aa3    Merrill Lynch & Co., Inc., 6.375%, 9/8/06                207,889
         200,000       A/A2       Nationsbank Corp., 7.5%, 9/15/06                         205,482
         200,000       A/A2       Nationsbank Corp., 6.5%, 3/15/06                         192,206
         200,000       BBB/Baa1   Salomon Inc., 7.0%, 6/15/03                              197,248
         200,000       BBB/A3     Washington Mutual Inc., 7.25%, 8/15/05                   202,200
         300,000       A-/Baa1    Western National Corp., 7.125%, 2/15/04                  303,300
                                                                                    ---------------
                                   TOTAL FINANCIAL                                      $3,262,034
                                                                                    ---------------
                                  Service - 1.2%
         200,000       AA-/A1     Warner-Lambert Co., 6.625%, 9/15/02                   $  200,682
                                                                                    ---------------
                                   TOTAL SERVICE                                        $  200,682
                                                                                    ---------------
                                  Telecommunications - 2.4%
         400,000       A/A2       Lucent Technologies, Inc., 6.9%, 7/15/01              $  405,188
                                                                                    ---------------
                                   TOTAL TELECOMMUNICATIONS                             $  405,188
                                                                                    ---------------
                                   TOTAL CORPORATE BONDS                                $4,156,901
                                                                                    ---------------

  The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Schedule of Investments - December 31, 1996

---------------------------------------------------------------------------------------------------
       Principal
         Amount                                                                          Value
---------------------------------------------------------------------------------------------------
                       U.S. Government Obligations - 9.6%
       $  775,000      U.S. Treasury Notes, 5.25%, 1/31/01                            $   750,417
          945,000      U.S. Treasury Notes, 5.625%, 2/15/06                               894,206
                                                                                    ---------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS                             $ 1,644,623
                                                                                    ---------------
                        TOTAL DEBT OBLIGATIONS (Cost $5,809,675)                      $ 5,801,524
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES (Cost $15,090,154)             $15,913,504
                                                                                    ---------------
                       TEMPORARY CASH INVESTMENT - 7.0%
                       Repurchase Agreement - 7.0%
        1,200,000      Chase Manhattan Corp., 12/31/96, 6.55%, repurchase price of
                       $1,200,000 plus accrued interest on 1/2/97, collateralized by
                       $1,212,000 U.S. Treasury Notes, 5.125%, 2/28/98                $ 1,200,000
                                                                                    ---------------
                        TOTAL TEMPORARY CASH INVESTMENT (Cost $1,200,000)             $ 1,200,000
                                                                                    ---------------
                        TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                         INVESTMENT - 100% (Cost $16,290,154) (a)                     $17,113,504
                                                                                    ===============

* Non-income producing security.

(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $16,290,154 was as follows:

    Aggregate gross unrealized
    gain for all investments
    in which there is an
    excess of value over tax
    cost                         $ 958,834
    Aggregate gross unrealized
    loss for all investments
    in which there is an
    excess of tax cost over
    value                         (135,484)
                              ---------------
    Net unrealized gain          $ 823,350
                              ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 were as follows:

                                  Purchases       Sales
                                ----------------------------
  Long-term U.S. Government      $ 1,675,690    $   68,623
  Other Long-term Securities      16,542,514     5,849,482

  The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

 Assets:
 Investment in securities, at value (including temporary cash
  investment of $1,200,000) (cost $16,290,154)                      $17,113,504
 Cash                                                                   275,334
 Receivables--
  Investment securities sold                                            180,938
  Fund shares sold                                                       22,471
  Dividends and interest                                                137,505
 Other                                                                    2,291
                                                                  ---------------
   Total assets                                                     $17,732,043
                                                                  ---------------

Liabilities:
 Payables--
  Investment securities purchased                                   $   914,708
  Fund shares repurchased                                                   156
 Due to affiliates                                                       11,163
 Accrued expenses                                                        22,578
                                                                  ---------------
   Total liabilities                                                $   948,605
                                                                  ---------------

Net Assets:
 Paid-in capital                                                    $15,695,482
 Accumulated undistributed net investment income                          2,480
 Accumulated undistributed net realized gain on investments             262,126
 Net unrealized gain on investments                                     823,350
                                                                  ---------------
   Total net assets                                                 $16,783,438
                                                                  ===============
Net Asset Value Per Share:
(unlimited number of shares authorized)
 Based on $16,783,438/1,272,662 shares                              $     13.19
                                                                  ===============

  The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
Dividends                                                   $150,711
Interest                                                     179,440
                                                           -----------
   Total investment income                                              $  330,151
                                                                       -------------

Expenses:
Management fees                                             $ 52,926
Transfer agent fees                                              905
Accounting                                                    47,806
Custodian fees                                                11,328
Registration fees                                              1,582
Professional fees                                              2,483
Printing                                                       5,347
Fees and expenses of nonaffiliated trustees                      861
Miscellaneous                                                  5,829
                                                           -----------
  Total expenses                                                        $  129,067
 Less management fees waived by
  Pioneering Management Corporation                                        (30,616)
 Less fees paid indirectly                                                  (4,201)
                                                                       -------------
  Net expenses                                                          $   94,250
                                                                       -------------
   Net investment income                                                $  235,901
                                                                       -------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                        $  340,937
Change in net unrealized gain on investments                               712,764
                                                                       -------------
  Net gain on investments                                               $1,053,701
                                                                       -------------
  Net increase in net assets resulting from operations                  $1,289,602
                                                                       =============

  The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                                              March 1, 1995
                                                                                  Year Ended        to
                                                                                 December 31,  December 31,
                                                                                     1996          1995
                                                                                 ------------- -------------
From Operations:
Net investment income                                                            $   235,901    $   20,164
Net realized gain on investments                                                     340,937            --
Change in net unrealized gain on investments                                         712,764       110,586
                                                                                 ------------- -------------
   Net increase in net assets resulting from
     operations                                                                  $ 1,289,602    $  130,750
                                                                                 ------------- -------------
Distributions to Shareholders:
Net investment income ($0.29 and $0.20 per share,
  respectively)                                                                  $  (232,851)   $  (20,164)
Net realized gain ($0.07 and $0.00 per share,
  respectively)                                                                      (81,104)           --
Tax return of capital ($0.00 and $0.00 per share,
  respectively)                                                                           --          (450)
                                                                                 ------------- -------------
   Total distributions to shareholders                                           $  (313,955)   $  (20,614)
                                                                                 ------------- -------------
From Fund Share Transactions:                         '96 Shares    '95 Shares
                                                     ------------- -------------
Net proceeds from sale of shares                      1,080,147      214,614     $13,535,523    $2,454,594
Reinvestment of distributions                            24,566        1,781         313,955        20,614
Cost of shares repurchased                              (56,270)      (2,176)       (702,950)      (24,081)
                                                     ------------- ------------- ------------- -------------
   Net increase in net assets resulting from
     fund share transactions                          1,048,443      214,219     $13,146,528    $2,451,127
                                                     ============= ============= ------------- -------------
   Net increase in net assets                                                    $14,122,175    $2,561,263
Net Assets:
Beginning of period                                                                2,661,263       100,000
                                                                                 ------------- -------------
End of period (including accumulated undistributed
  net investment income of $2,480 and $0,
  respectively)                                                                  $16,783,438    $2,661,263
                                                                                 ============= =============

  The accompanying notes are an integral part of these financial statements.

Balanced Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                                       March 1, 1995
                                                           Year Ended        to
                                                          December 31,  December 31,
                                                              1996          1995
                                                          ------------- -------------
Net asset value, beginning of period                        $ 11.87      $   10.00
                                                          ------------- -------------
Increase from investment operations:
 Net investment income                                      $  0.29      $    0.20
 Net realized and unrealized gain on investments               1.39           1.87
                                                          ------------- -------------
 Net increase from investment operations                    $  1.68      $    2.07
Distributions to shareholders:
 Net investment income                                        (0.29)         (0.20)
 Net realized gain                                            (0.07)            --
                                                          ------------- -------------
  Net increase in net asset value                           $  1.32      $    1.87
                                                          ------------- -------------
Net asset value, end of period                              $ 13.19      $   11.87
                                                          ============= =============
Total return*                                                 14.26%         20.84%
Ratio of net expenses to average net assets                    1.20%+         1.76%**+
Ratio of net investment income to average net assets           2.83%+         2.99%**+
Portfolio turnover rate                                          74%            --
Average commission rate paid(1)                             $0.0582             --
Net assets, end of period (in thousands)                    $16,783      $   2,661
Ratios assuming no waiver of management fees by PMC and
  no reduction for fees paid indirectly:
  Net expenses                                                 1.58%         14.77%**
  Net investment income (loss)                                 2.45%        (10.02)% **
Ratios assuming waiver of management fees by PMC and
  reduction for fees paid indirectly:
  Net expenses                                                 1.15%          1.45%**
  Net investment income                                        2.88%          3.30%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+ Ratio assuming no reduction for fees paid indirectly.


(1) Amount represents the rate of commission paid per share on the Portfolio's exchange listed security transactions.

  The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Schedule of Investments - December 31, 1996
--------------------------------------------------------------------------------

               S&P/Moody's
  Principal      Ratings
    Amount     (Unaudited)                                                    Value
 ------------- --------------------------------------------------          -----------
                            DEBT OBLIGATIONS - 86.1%
                            Austria - 6.7%
    $1,000,000   AAA/Aaa    City of Vienna, 4.25%, 1/31/00                 $   780,725
                                                                           -----------
                            Belgium - 7.9%
       100,000   AA+/Aa1    Kingdom of Belgium, 7.25%, 3/19/01             $    86,477
     1,000,000   AA+/Aa1    Kingdom of Belgium, 7.125%, 6/1/99                 824,654
                                                                           -----------
                                                                           $   911,131
                                                                           -----------
                            Canada - 4.0%
       600,000   AA-/Aa3    Ontario Province, 4.0%, 6/29/01                $   465,969
                                                                           -----------
                            Denmark - 4.0%
       600,000   AA+/Aa1    Great Belt AS, 4.25%, 9/24/04                  $   461,711
                                                                           -----------
                            France - 0.7%
       100,000   AAA/Aaa    Societe National Chemins de fer France,
                            5.25%, 7/27/00                                 $    79,940
                                                                           -----------
                            Germany - 8.2%
        25,000   AAA/Aaa    Deutsche Siedlungs LB Bank, 4.25%,
                            12/28/98                                       $    19,415
     1,000,000   AAA/Aaa    Helaba Finance, 3.75%, 12/28/00                    775,869
       200,000   AAA/Aaa    KFW International Finance Inc., 4.0%,
                            11/15/02                                           154,912
                                                                           -----------
                                                                           $   950,196
                                                                           -----------
                            Ireland - 3.6%
       500,000    AA/Aa2    Republic of Ireland, 6.5%, 1/15/01             $   420,732
                                                                           -----------
                            Netherlands - 6.6%
     1,000,000   AA-/Aa3    Nationale Investeringsbank NV, 3.25%,
                            12/20/99                                       $   763,168
                                                                           -----------
                            New Zealand - 5.3%
       800,000   AA+/Aa1    Transpower Finance Ltd., 4.25%, 6/10/04        $   612,028
                                                                           -----------
                            Norway - 17.4%
     2,600,000   AA+/Aa2    Statoil, 4.125%, 9/20/01                       $ 2,010,460
                                                                           -----------
                            South Korea - 3.3%
       500,000    AA-/A1    Korea Development Bank, 4.25%, 3/29/01         $   388,495
                                                                           -----------
                            Sweden - 4.0%
       100,000      A/A2    City of Gothenberg, 6.375%, 12/10/99           $    81,808
       500,000   AA+/Aa3    Swedish Export Credit Corp., 4.25%,
                            1/31/06                                            379,156
                                                                           -----------
                                                                           $   460,964
                                                                           -----------
                            Philippines - 9.0%
     1,250,000   AAA/Aaa    Asian Development Bank, 7.375%, 11/27/00       $ 1,037,542
                                                                           -----------
                            United Kingdom - 3.4%
       500,000    AA/Aa2    Abbey National Treasury Services, 4.0%,
                            12/30/99                                       $   391,109
                                                                           -----------
                            United States - 2.0%
       300,000   AAA/Aaa    General Electric Capital Corp., 3.5%,
                            5/29/00                                        $   230,295
                                                                           -----------
                             TOTAL DEBT OBLIGATIONS (Cost
                            $10,502,250)                                   $ 9,964,465
                                                                           -----------
                            TEMPORARY CASH INVESTMENTS - 13.9%
                            U.S. Treasury Obligation - 8.7%
     1,000,000              U.S. Treasury Notes, 6.875%, 4/30/97           $ 1,005,313
                                                                           -----------
                            Repurchase Agreement - 5.2%
       600,000              Chase Manhattan Corp., 12/31/96, 6.55%,
                            repurchase price of $600,000 plus accrued
                            interest on 1/2/97, collateralized by
                            $606,000 U.S. Treasury Notes, 5.125%,
                            2/28/98                                        $   600,000
                                                                           -----------
                             TOTAL TEMPORARY CASH INVESTMENTS (Cost
                            $1,605,078)                                    $ 1,605,313
                                                                           -----------
                             TOTAL INVESTMENT IN SECURITIES - 100%
                            (Cost $12,107,328)(a)                          $11,569,778
                                                                           -----------


(a) At December 31, 1996, the net unrealized loss on investments based on cost for federal income tax purposes of $12,107,328 was as follows:

 Aggregate gross unrealized gain for all investments in which there is an excess
  of value over tax cost                                                              $     235
Aggregate gross unrealized loss for all investments in which there is an excess
  of tax cost over value                                                               (537,785)
                                                                                     ------------
Net unrealized loss                                                                   $(537,550)
                                                                                     ============



Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $11,966,236 and $1,540,838, respectively.

  The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary cash investments of
  $1,605,078) (cost $12,107,328)                                                   $11,569,778
 Cash                                                                                1,428,112
 Foreign currencies, at value                                                           12,197
 Receivables--
  Interest and foreign taxes withheld                                                  205,651
  Due from Pioneering Management Corporation                                             2,850
 Other                                                                                   1,067
                                                                                   -------------
  Total assets                                                                     $13,219,655
                                                                                   -------------

Liabilities:
 Payables--
  Fund shares repurchased                                                          $    30,401
  Forward foreign currency portfolio hedge contracts, open--net                         98,673
 Due to affiliates                                                                         104
 Accrued expenses                                                                       11,198
                                                                                   -------------
  Total liabilities                                                                $   140,376
                                                                                   -------------

Net Assets:
 Paid-in capital                                                                   $13,676,840
 Accumulated undistributed net investment income                                        50,019
 Net unrealized loss on investments                                                   (537,550)
 Net unrealized loss on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                       (110,030)
                                                                                   -------------
  Total net assets                                                                 $13,079,279
                                                                                   =============

Net Asset Value Per Share:
 (Unlimited number of shares authorized)
  Based on $13,079,279/974,373 shares                                              $     13.42
                                                                                   =============

  The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
 Interest                                                                  $ 234,997
                                                                          ------------
   Total investment income                                                              $ 234,997
                                                                                       ------------

Expenses:
Management fees                                                            $  33,183
Transfer agent fees                                                            1,214
Accounting                                                                    58,545
Custodian fees                                                                17,575
Professional fees                                                             11,968
Printing                                                                       3,963
Registration                                                                      16
Fees and expenses of nonaffiliated trustees                                    1,202
Miscellaneous                                                                  5,000
                                                                          ------------
  Total expenses                                                                        $ 132,666
Less management fees waived and expenses assumed by Pioneering Management
  Corporation                                                                             (71,052)
Less fees paid indirectly                                                                  (2,327)
                                                                                       ------------
  Net expenses                                                                          $  59,287
                                                                                       ------------
   Net investment income                                                                $ 175,710
                                                                                       ------------
Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency Transactions:
Net realized gain (loss) from:
 Investments                                                               $   7,575
 Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                        (133,245)   $(125,670)
                                                                          ------------ ------------
Change in net unrealized gain or loss from:
 Investments                                                               $(537,346)
 Forward foreign currency contracts and other assets and liabilities
   denominated in foreign currencies                                        (110,028)   $(647,374)
                                                                          ------------ ------------
   Net loss on investments and foreign currency transactions                            $(773,044)
                                                                                       ------------
   Net decrease in net assets resulting from operations                                 $(597,334)
                                                                                       ============

  The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                                                   November 1,
                                                                                    Year Ended       1995 to
                                                                                    December 31,   December 31,
                                                                                       1996           1995
                                                                                    ------------   ------------
From Operations:
Net investment income                                                               $   175,710     $    537
Net realized loss on investments and foreign
 currency transactions                                                                 (125,670)        (206)
Change in net unrealized gain or loss on investments
  and foreign currency transactions                                                    (647,374)          --
                                                                                    -----------     --------
   Net increase (decrease) in net assets    resulting
  from operations                                                                   $  (597,334)    $    331
                                                                                    -----------     --------
Distributions to Shareholders:
Net investment income ($0.00 and $0.00 per share,
  respectively)                                                                     $      (558)    $     --
                                                                                    -----------     --------
   Total distributions to shareholders                                              $      (558)    $     --
                                                                                    -----------     --------
From Fund Share Transactions:                            '96 Shares    '95 Shares
                                                         ----------    ----------
Net proceeds from sale of shares                         1,011,347     5,908        $14,177,025     $ 88,994
Reinvestment of dividends                                       40        --                558           --
Cost of shares repurchased                                 (49,589)       --           (689,737)          --
                                                         ---------     -----        -----------    ---------
   Net increase in net assets resulting from    fund
  share transactions                                       961,798     5,908        $13,487,846     $ 88,994
                                                         =========     =====        -----------     --------
   Net increase in net assets                                                       $12,889,954     $ 89,325
Net Assets:
Beginning of period                                                                     189,325      100,000
                                                                                    -----------     --------
End of period (including accumulated undistributed
 net investment income of $50,019 and $537,
  respectively)                                                                     $13,079,279     $189,325
                                                                                    ===========     ========

  The accompanying notes are an integral part of these financial statements.

Swiss Franc Bond Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                                        November 1,
                                                           Year Ended     1995 to
                                                          December 31,  December 31,
                                                              1996          1995
                                                          ------------- -------------
Net asset value, beginning of period                        $ 15.06       $ 15.00
                                                          ------------- -------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.14       $  0.04
 Net realized and unrealized gain (loss) on  investments
  and foreign currency transactions                           (1.78)         0.02
                                                          ------------- -------------
 Net increase (decrease) in net asset value                 $ (1.64)      $  0.06
                                                          ------------- -------------
Net asset value, end of period                              $ 13.42       $ 15.06
                                                          ============= =============
Total return*                                                (10.88)%        0.40%
Ratio of net expenses to average net assets                    1.20%+        2.25%**+
Ratio of net investment income to average net assets           3.37%+        1.70%**+
Portfolio turnover rate                                          39%           --%
Net assets, end of period (in thousands)                    $13,079       $   189
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for fees
  paid indirectly:
  Net expenses                                                 2.58%        69.22%**
  Net investment income (loss)                                 1.99%       (65.27)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid
  indirectly:
  Net expenses                                                 1.15%         1.25%**
  Net investment income                                        3.42%         2.70%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+ Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Schedule of Investments - December 31, 1996

----------- --------------------------------------------------------------------  ------------
 Principal
   Amount                                                                             Value
----------- --------------------------------------------------------------------  ------------
            INVESTMENT IN SECURITIES - 94.1%
            U.S. Government and Agency Obligations - 94.1%
  $300,000  Federal Farm Credit Bank, Medium Term Note, 6.38%, 2006                $  291,984
   110,000  Federal Home Loan Mortgage Corp., 6.55%, 2000                             111,100
   200,000  Federal Home Loan Mortgage Corp., 7.055%, 2001                            200,218
   300,000  Federal Home Loan Mortgage Corp., 7.125%, 2002                            310,032
   250,000  Federal Home Loan Mortgage Corp., REMIC Series 1142H, 7.95%, 2020         255,857
   250,000  Federal National Mortgage Association, 6.7%, 2001                         250,665
   225,000  Federal National Mortgage Association, 6.8%, 2003                         228,550
   100,000  Federal National Mortgage Association, 6.85%, 2004                        101,469
   250,000  Federal National Mortgage Association, Medium Term Note, 6.93%, 2001      249,923
   200,000  Federal National Mortgage Association, Medium Term Note, 7.17%, 2001      202,532
   300,000  Federal National Mortgage Association, Medium Term Note, 7.53%, 2006      302,343
   298,797  Government National Mortgage Association, 8.0%, 2008                      310,581
   261,497  Government National Mortgage Association, 7.5%, 2022 to 2023              262,684
   585,402  Government National Mortgage Association, 7.0%, 2025 to 2026              572,593
    91,415  Government National Mortgage Association II, 8.0%, 2025                    92,959
   250,000  Private Export Funding Association, 7.3%, 2002                            258,830
   200,000  Student Loan Marketing Association, 7.5%, 2000                            207,218
   100,000  Tennessee Valley Authority, Global Bond, 6.375%, 2005                      98,422
   200,000  U.S. Treasury Bonds, 7.25%, 2016                                          211,188
   100,000  U.S. Treasury Notes, 6.0%, 1997                                           100,359
   660,000  U.S. Treasury Notes, 7.125%, 2000                                         679,490
   200,000  U.S. Treasury Notes, 7.875%, 2004                                         218,250
   800,000  U.S. Treasury Notes, 7.0%, 2006                                           831,128
                                                                                  ------------
             TOTAL INVESTMENT IN SECURITIES (Cost $6,406,512)                      $6,348,375
                                                                                  ------------

            TEMPORARY CASH INVESTMENT - 5.9%
            Repurchase Agreement - 5.9%
   400,000  Chase Manahattan Bank, 1/2/97, 6.55%, repurchase price of $400,000 plus accrued interest on 1/2/97, collateralized by $404,000 U.S.
            Treasury Note, 5.125%, 2/28/98                                         $  400,000
                                                                                  ------------
             TOTAL TEMPORARY CASH INVESTMENT (Cost $400,000)                       $  400,000
                                                                                  ------------
             TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH INVESTMENT
              (Cost $6,806,512)(a) (b)                                             $6,748,375
                                                                                  ============

              (a) At December 31, 1996, the net unrealized loss on
                  investments based on cost for federal income tax purposes of $6,806,512 was as follows:

                  Aggregate gross unrealized gain of all investments in
                  which there is an excess of tax cost over value           $ 12,015
                  Aggregate gross unrealized loss of all investments in
                  which there is an excess of tax cost over value            (70,152)
                                                                            --------
                  Net unrealized loss                                       $(58,137)
                                                                            ========

               (b) At December 31, 1996, the Portfolio had a capital loss carryforward of $72,758 which will expire in 2004 if not utilized.

                   Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association
                   (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                   Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 were $5,899,866 and $2,231,448, respectively.


  The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

Assets:
 Investment in securities, at value (including temporary
  cash
  investments of $400,000)(cost $6,806,512)                $6,748,375
 Cash                                                          34,449
 Receivables--
  Interest                                                    101,901
  Fund shares sold                                             10,758
 Other                                                          1,020
                                                          -------------
  Total assets                                             $6,896,503
                                                          -------------

Liabilities:
 Payables--
  Fund shares repurchased                                  $      224
 Due to affiliates                                              5,467
 Accrued expenses                                              18,526
                                                          -------------
  Total liabilities                                        $   24,217
                                                          -------------

Net Assets:
 Paid-in capital                                           $7,003,181
 Accumulated net realized loss on investments                 (72,758)
 Net unrealized loss on investments                           (58,137)
                                                          -------------
   Total net assets                                        $6,872,286
                                                          =============

Net Asset Value Per Share:
(Unlimited number of shares authorized)
 Based on $6,872,286/702,884 shares                        $     9.78
                                                          =============

  The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

 Investment Income:
Interest                                                        $ 278,783
                                                               -------------

Expenses:
Management fees                                      $23,307
Transfer agent fees                                    1,464
Accounting                                            35,611
Custodian fees                                        15,732
Registration fees                                      1,201
Professional fees                                      7,021
Printing                                               3,940
Fees and expenses of nonaffiliated trustees              864
Miscellaneous                                          6,042
                                                    ----------
  Total expenses                                                $  95,182
  Less management fees waived and expenses assumed
    by Pioneering Management Corporation                          (39,531)
  Less fees paid indirectly                                        (2,711)
                                                               -------------
  Net expenses                                                  $  52,940
                                                               -------------
   Net investment income                                        $ 225,843
                                                               -------------
Realized and Unrealized Loss on Investments:
 Net realized loss on investments                               $ (72,430)
 Change in net unrealized gain on investments                    (108,636)
                                                               -------------
  Net loss on investments                                       $(181,066)
                                                               -------------
  Net increase in net assets resulting from
  operations                                                    $  44,777
                                                               =============

  The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                                             Year Ended   March 1, 1995 to
                                                                            December 31,    December 31,
                                                                                1996            1995
                                                                           --------------------------------
From Operations:
Net investment income                                                        $   225,843     $   37,752
Net realized loss on investments                                                 (72,430)          (198)
Change in net unrealized gain on investments                                    (108,636)        50,499
                                                                           --------------------------------
   Net increase in net assets resulting from
     operations                                                              $    44,777     $   88,053
                                                                           --------------------------------
Distributions to Shareholders:
Net investment income ($0.52 and $0.38 per
  share, respectively)                                                       $  (225,843)    $  (37,752)
In excess of net investment income ($0.00 and
  $0.00 per share, respectively)                                                    (130)            --
                                                                           --------------------------------
   Total distributions to shareholders                                       $  (225,973)    $  (37,752)
                                                                           --------------------------------
                                                 '96 Shares   '95 Shares
                                                 ------------ -----------
From Fund Share Transactions:
Net proceeds from sale of shares                   799,366     364,974       $ 7,875,427     $3,661,407
Reinvestment of distributions                       23,018       3,744           225,549         37,752
Cost of shares repurchased                        (464,797)    (33,421)       (4,561,786)      (335,168)
                                                 ------------ -----------  --------------------------------
   Net increase in net assets resulting from
     fund share transactions                       357,587     335,297       $ 3,539,190     $3,363,991
                                                 ============ ===========  --------------------------------
   Net increase in net assets                                                $ 3,357,994     $3,414,292
Net Assets:
Beginning of period                                                            3,514,292        100,000
                                                                           --------------------------------
End of period (including accumulated
  undistributed net investment income of $0 and
  $0, respectively.)                                                         $ 6,872,286     $3,514,292
                                                                           ================================

  The accompanying notes are an integral part of these financial statements.

America Income Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                              Year Ended      March 1, 1995 to
                                                          December 31, 1996  December 31, 1995
                                                         --------------------------------------
Net asset value, beginning of period                            $10.18             $10.00
                                                         --------------------------------------
Increase from investment operations:
 Net investment income                                          $ 0.52             $ 0.38
 Net realized and unrealized gain (loss) on  investments         (0.40)              0.18
                                                         --------------------------------------
 Net increase from investment operations                        $ 0.12             $ 0.56
Distributions to shareholders from:
 Net investment income                                           (0.52)             (0.38)
                                                         --------------------------------------
  Net increase in net asset value                               $(0.40)            $ 0.18
                                                         --------------------------------------
Net asset value, end of period                                  $ 9.78             $10.18
                                                         ======================================
Total return*                                                     1.30%              5.68%
Ratio of net expenses to average net assets                       1.31%+             1.12%**+
Ratio of net investment income to average net assets              5.25%+             5.22%**+
Portfolio turnover rate                                             60%                96%**
Net assets, end of period (in thousands)                        $6,872             $3,514
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction for fees
  paid indirectly:
  Net expenses                                                    2.24%             11.86%**
  Net investment income (loss)                                    4.32%             (5.52)%**
Ratios assuming waiver of management fees and assumption
  of expenses by PMC and reduction for fees paid
  indirectly:
  Net expenses                                                    1.25%              0.99%**
  Net investment income                                           5.31%              5.35%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Schedule of Investments - December 31, 1996

--------------------------------------------------------------------  -------------
  Principal
   Amount                                                                 Value
--------------------------------------------------------------------  -------------
                COMMERCIAL PAPER - 78.4%
$  480,000      Associates Corp. of North America, 5.35%, 1/13/97         $   479,215
   490,000      Amoco Co., 5.25%, 1/24/97                                     488,428
   480,000      Bankers Trust Co., 5.29%, 1/24/97                             478,448
   480,000      Coca-Cola Co., 5.25%, 2/21/97                                 476,500
   480,000      Corestates Capital Corp., 5.39%, 1/16/97                      478,994
   450,000      Chevron Oil Finance Co., 5.5%, 1/14/97                        449,175
   500,000      Ford Motor Credit Co., 5.66%, 1/6/97                          499,686
   410,000      Gannett Co., Inc., 5.33%, 1/10/97                             409,514
   440,000      General Electric Capital Corp., 5.4%, 1/09/97                 439,538
   450,000      Household Finance Corp., 6.15%, 1/2/97                        450,000
   450,000      JP Morgan & Company, 5.37%, 1/8/97                            449,597
   545,000      Norwest Financial Inc., 5.44%, 1/3/97                         544,918
   485,000      Pepsico Inc., 5.37%, 1/17/97                                  483,915
   300,000      Pfizer Inc., 5.25%, 3/19/97                                   296,675
   450,000      Prudential Funding Corp., 5.56%, 1/7/97                       449,653
   500,000      Raytheon Co., 5.27%, 1/31/97                                  497,877
   425,000      Republic New York, 5.35%, 1/9/97                              424,558
   415,000      TransAmerica Financial Corp., 5.36%, 1/30/97                  413,270
   500,000      Xerox Credit Corp., 5.25%, 3/10/97                            495,115
                                                                        -------------
                 TOTAL COMMERCIAL PAPER                                   $ 8,705,076
                                                                        -------------
                REPURCHASE AGREEMENT - 21.6%
 2,400,000      Chase Securities, 12/31/96, 6.55%, repurchase price of
                $2,400,000 plus accrued interest on 1/2/97,
                collateralized by $2,424,000 U.S. Treasury Notes,
                5.125%, 2/28/97                                           $ 2,400,000
                                                                        -------------
                 TOTAL REPURCHASE AGREEMENT                               $ 2,400,000
                                                                        -------------
                 TOTAL INVESTMENT IN SECURITIES--100.0%                   $11,105,076
                                                                        =============

  The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Balance Sheet
December 31, 1996
--------------------------------------------------------------------------------

 Assets:
 Investment in securities, at value based on
  amortized cost                                     $11,105,076
 Cash                                                     27,004
 Receivables--
  Fund shares sold                                       635,964
  Interest                                                   873
 Other                                                     1,096
                                                   ---------------
   Total assets                                      $11,770,013
                                                   ---------------

Liabilities:
 Due to affiliates                                   $     8,270
 Accrued expenses                                         17,441
                                                   ---------------
   Total liabilities                                 $    25,711
                                                   ---------------

Net Assets:
 Fund shares                                         $11,744,302
                                                   ---------------
   Total net assets                                   11,744,302
                                                   ===============

Net Asset Value Per Share:
(Unlimited number of shares authorized)
 Based on $11,744,302/11,744,302 shares              $      1.00
                                                   ===============

  The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
 Interest                                                       $454,720
                                                               -----------

Expenses:
Management fees                                      $42,001
Transfer agent fees                                    1,638
Accounting                                            30,636
Custodian fees                                        17,737
Registration fees                                        410
Professional fees                                      3,972
Printing                                               4,732
Fees and expenses of nonaffiliated trustees              732
Miscellaneous                                          6,688
                                                    ----------
  Total expenses                                                $108,546
  Less management fees waived by
   Pioneering Management Corporation                             (26,774)
  Less fees paid indirectly                                         (611)
                                                               -----------
  Net expenses                                                  $ 81,161
                                                               -----------
   Net investment income                                        $373,559
                                                               -----------
   Net increase in net assets resulting from
     operations                                                 $373,559
                                                               ===========

  The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
For the Periods Ended December 31, 1996 and December 31, 1995
--------------------------------------------------------------------------------

                                                             Year Ended    March 1, 1995 to
                                                            December 31,     December 31,
                                                                1996             1995
                                                          ---------------------------------
From Operations:
Net investment income                                       $    373,559     $    50,903
                                                          ---------------------------------
  Net increase in net assets resulting from operations      $    373,559     $    50,903
                                                          ---------------------------------

Distributions to Shareholders:
Net investment income ($0.04 and $0.04 per share,
  respectively)                                             $   (373,559)    $   (50,903)
                                                          ---------------------------------

From Fund Share Transactions (at $1.00 per share):
Net proceeds from sale of shares                            $ 38,210,804     $ 8,860,820
Reinvestment of distributions                                    373,559          50,885
Cost of shares repurchased                                   (30,255,633)     (5,596,133)
                                                          ---------------------------------
  Net increase in net assets resulting from fund share
    transactions                                            $  8,328,730     $ 3,315,572
                                                          ---------------------------------
  Net increase in net assets                                $  8,328,730     $ 3,315,572

Net Assets:
Beginning of period                                            3,415,572         100,000
                                                          ---------------------------------
End of period                                               $ 11,744,302     $ 3,415,572
                                                          =================================

  The accompanying notes are an integral part of these financial statements.

Money Market Portfolio
Financial Highlights
December 31, 1996
--------------------------------------------------------------------------------

                                                           Year Ended    March 1, 1995 to
                                                          December 31,     December 31,
                                                              1996             1995
                                                         --------------------------------
Net asset value, beginning of period                         $  1.00          $ 1.00
                                                         --------------------------------
Increase from investment operations:
 Net investment income                                       $  0.04          $ 0.04
                                                         --------------------------------
Distributions to shareholders from:
 Net investment income                                         (0.04)          (0.04)
                                                         --------------------------------
Net asset value, end of period                               $  1.00          $ 1.00
                                                         ================================
Total return*                                                   4.51%           4.35%
Ratio of net expenses to average net assets                     0.97%+          0.81%**+
Ratio of net investment income to average net assets            4.43%+          5.00%**+
Net assets, end of period (in thousands)                     $11,744          $3,416
Ratios assuming no waiver of fees by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                                  1.29%           8.34%**
  Net investment income (loss)                                  4.11%          (2.53%)**
Ratios assuming waiver of fees by PMC and reduction for
  fees paid indirectly:
  Net expenses                                                  0.96%           0.74%**
  Net investment income                                         4.44%           5.07%**


 + Ratio assuming no reduction for fees paid indirectly.


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

  The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements - December 31, 19961.
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies - Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust consists of eight separate portfolios (collectively, the Portfolios or Funds): International Growth Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio, and Money Market Portfolio. Shares of each Portfolio may be only purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

     Each Portfolio has its own distinct investment objective. International Growth Portfolio seeks long-term capital growth by investing in foreign equity securities. Capital Growth Portfolio seeks capital growth through a portfolio consisting primarily of common stocks. Real Estate Growth Portfolio pursues long-term capital growth, with income as a secondary objective. Equity-Income Portfolio seeks current income and long-term capital growth by investing in income-producing equity securities of U.S.-based corporations. Balanced Portfolios investment objectives are capital growth and current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

     The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation - Security transactions are recorded on trade date. Each day, equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolios shares are determined as of such times.

     Taxable fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted and amortized daily on a straight-line basis. Temporary cash investments maturing in 60 days or less are valued at amortized cost.

     Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the data in the exercise of reasonable diligence. Income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. In addition, net realized gains on securities in certain countries give rise to capital gains taxes. It is the Trust's policy to provide a reserve against net unrealized gains for capital gains taxes on certain foreign securities held by the Trust. During the year ended December 31, 1996, no capital gains taxes realized on the sale of certain foreign securities were paid.

     Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

     The International Growth Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing

Notes to Financial Statements - December 31, 19961.
--------------------------------------------------------------------------------

markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolio may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation - The books and records of Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts - Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio's record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Taxes - It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to the separate accounts of participating insurance companies. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, certain Portfolios may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Portfolio estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended December 31, 1996, none of the Portfolios paid capital gains taxes on the sale of certain foreign securities.


     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.



     A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.


     At December 31, 1996, certain Portfolios have made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

                                    Accumulated      Accumulated   Distributions in
                                   Undistributed    Undistributed    Excess of Net
                                   Net Investment    Net Realized     Investment      Paid-in
Portfolio                              Income            Gain           Income        Capital
-------------------------------------------------- --------------------------------- ----------
International Growth Portfolio       $ (12,576)        $ 12,576          $ --         $    --
Real Estate Growth Portfolio            (3,724)           3,724            --              --
Equity-Income Portfolio                (15,706)          15,706            --              --
Balanced Portfolio                        (570)           2,293            --          (1,723)
Swiss Franc Bond Portfolio            (125,670)         125,670            --              --
America Income Portfolio                    --             (130)          130              --

Notes to Financial Statements - December 31, 19961.
--------------------------------------------------------------------------------

E. Fund Shares - The Portfolios record sales and repurchases of their fund shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). The America Income Portfolio and Money Market Portfolio declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short- term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareholders are recorded as of the ex-dividend date.


F. Repurchase Agreements - With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement - PMC manages the Portfolios and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the following annual rates:


                                  Management Fee as a Percentage
                                    of each Portfolio's Average
Portfolio                                Daily Net Assets
-----------------------------------------------------------------
International Growth Portfolio                 1.00%
Capital Growth Portfolio                       0.65%
Real Estate Portfolio                          1.00%
Equity-Income Portfolio                        0.65%
Balanced Portfolio                             0.65%
Swiss Franc Bond Portfolio                     0.65%
America Income Portfolio                       0.55%
Money Market Portfolio                         0.50%

     PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for the Portfolios to the extent necessary to limit expenses of each Portfolio to the following percentage of its average daily net assets:

                                      Expense Limitation as a
                                  Percentage of each Portfolio's
Portfolio                            Average Daily Net Assets
-----------------------------------------------------------------
International Growth Portfolio                 1.50%
Capital Growth Portfolio                       1.25%
Real Estate Portfolio                          1.25%
Equity-Income Portfolio                        1.25%
Balanced Portfolio                             1.25%
Swiss Franc Bond Portfolio                     1.25%
America Income Portfolio                       1.25%
Money Market Portfolio                         1.00%

     In addition, under the management agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 1996, the following amounts were payable to PMC related to management fees and certain other services:


Portfolio                     Amount
--------------------------  ----------
Capital Growth Portfolio     $30,375
Real Estate Portfolio          9,008
Equity-Income Portfolio       32,583
Balanced Portfolio            11,059
America Income Portfolio       4,789
Money Market Portfolio         7,419

Notes to Financial Statements - December 31, 19961.
--------------------------------------------------------------------------------

3. Transfer Agent - PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. At December 31, 1996 the following transfer agent fees payable to PSC were included in due to affiliates:

Portfolio                          Amount
--------------------------------- ---------
International Growth Portfolio     $1,396
Capital Growth Portfolio              144
Real Estate Portfolio                 104
Equity-Income Portfolio               105
Balanced Portfolio                    104
Swiss Franc Bond Portfolio            104
America Income Portfolio              678
Money Market Portfolio                851

4. Expense Reductions - The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 1996, the Portfolios' expenses were reduced under such arrangements as follows:

Portfolio                          Amount
--------------------------------- ---------
International Growth Portfolio     $3,124
Capital Growth Portfolio            2,706
Real Estate Portfolio               3,158
Equity-Income Portfolio             2,601
Balanced Portfolio                  4,201
Swiss Franc Bond Portfolio          2,327
America Income Portfolio            2,711
Money Market Portfolio                611

5. Forward Foreign Currency Contracts - At December 31, 1996, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contact, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of December 31, 1996, the Swiss Franc Bond Portfolio's open portfolio hedges were as follows:

                                In                                      Net
              Contracts      Exchange    Settlement                 Unrealized
  Currency    to Receive       For          Date         Value      Gain (Loss)
 ----------- ------------- ------------- ------------ ------------- ------------
CHF             425,000     $  314,675      1/9/97     $  317,594    $  2,919
CHF             250,000        188,224     3/10/97        187,971        (253)
CHF             250,000        189,466     3/10/97        187,971      (1,495)
CHF           1,300,000        997,009     3/10/97        977,451     (19,558)
CHF             450,000        342,231     3/10/97        338,348      (3,883)
CHF           1,250,000      1,016,260     3/10/97        939,857     (76,403)
                           -------------              ------------- ------------
                            $3,047,865                 $2,949,192    $(98,673)
                           =============              ============= ============

     The International Growth Portfolio's gross forward foreign currency settlement contracts receivable and payable were $91,558 and $91,971, respectively, resulting in a net payable of $413.

Pioneer Variable Contracts Trust
Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Variable Contracts
Trust:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (comprising, respectively, the International Growth Portfolio, the Capital Growth Portfolio, the Real Estate Growth Portfolio, the Equity-Income Portfolio, the Balanced Portfolio, the Swiss Franc Bond Portfolio, the America Income Portfolio, and the Money Market Portfolio), as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios comprising the Pioneer Variable Contracts Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 3, 1997


Pioneer Variable Contracts Trust
Trustees' Fees and Share Ownership December 31, 1996
--------------------------------------------------------------------------------

Trustees' Fees, Principal Shareholders and Share Ownership of Trustees and Officers (Unaudited)

The aggregate direct remuneration paid by the Trust to nonaffiliated trustees and officers during the year ended December 31, 1996, plus expenses incurred in attending trustees meetings, are described below. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation, the investment adviser, of the Trust, are reimbursed to the Trust by Pioneering Management Corporation in accordance with the management contract with the Trust are described below. The Pioneer Group, Inc. is a publicly held corporation of which Mr. Cogan, Chairman and President of the Trust, owned approximately 14% of the outstanding shares of capital stock at December 31, 1996.

                                      Direct
                                   Remuneration
Portfolio                              Paid
------------------------------------------------
International Growth Portfolio         $900
Capital Growth Portfolio                900
Real Estate Portfolio                   899
Equity-Income Portfolio                 900
Balanced Portfolio                      899
Swiss Franc Portfolio                   900
America Income Portfolio                900
Money Market Portfolio                  900

Pioneer Variable Contracts Trust
Distributions Made During the Year Ended December 31, 1996
--------------------------------------------------------------------------------

During the year ended December 31, 1996, the Trust paid the following distributions from net investment income:

                                          Capital       Real Estate   Equity-                     Swiss       America       Money
                             Payment      Growth        Growth        Income        Balanced     Franc Bond     Income       Market
To Shareholders              Date         Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
---------------------------------------- ------------- ------------- ------------- ------------ ------------ ------------ ----------
         --         January 31, 1996     $  --         $   --        $   --        $  --        $  --        $0.040          $0.004
         --         February 29, 1996       --             --            --           --           --         0.042           0.003
March 19, 1996      March 29, 1996          --            0.150         0.070        0.060         --         0.044           0.004
         --         April 30, 1996          --             --            --           --           --         0.043           0.004
         --         May 31, 1996            --             --            --           --           --         0.045           0.004
June 18, 1996       June 28, 1996           --            0.160         0.060        0.060        0.002       0.040           0.003
         --         July 31, 1996           --             --            --           --           --         0.043           0.004
         --         August 30, 1996         --             --            --           --           --         0.046           0.004
September 19, 1996  September 30, 1996      --            0.140         0.070        0.070         --         0.041           0.003
         --         October 31, 1996        --             --            --           --           --         0.044           0.004
         --         November 29, 1996       --             --            --           --           --         0.046           0.004
December 17, 1996   December 27, 1996      0.028          0.081         0.067        0.095         --         0.045           0.004
---------------------------------------- ------------- ------------- ------------- ------------ ------------ ------------ ----------
                        Total             $0.028         $0.531        $0.267       $0.285       $0.002      $0.519          $0.045
                                         ============= ============= ============= ============ ============ ============ ==========

During the year ended December 31, 1996, the Trust paid the following distributions from net realized gain on investments:

                                         International   Capital       Real Estate
  To Shareholders   Payment              Growth          Growth        Growth        Balanced
  Of Record         Date                 Portfolio       Portfolio     Portfolio     Portfolio
---------------------------------------- ---------------- ------------- ------------- ------------
June 18, 1996       June 28, 1996           $0.034         $0.073        $ --         $ --
December 17, 1996   December 27, 1996         --            0.158         0.118        0.068
                                         ---------------- ------------- ------------- ------------
                        Total               $0.034         $0.231        $0.118       $0.068
                                         ================ ============= ============= ============

* America Income and Money Market Portfolios distribute daily to record date shareholders.

  Certain Portfolios hereby designate the following amounts as a capital gain for the purposes of the dividend paid deduction:

 Portfolio                          Amount
--------------------------------- ----------
International Growth Portfolio     $ 23,524
Capital Growth Portfolio            371,931
Real Estate Growth Portfolio         34,891
Equity-Income Portfolio              60,190
Balanced Portfolio                  145,144

[Pioneer logo]  PIONEER VISION(SM)
                PIONEER VISION2(SM)
                VARIABLE ANNUITY


Variable Contracts Trust

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Stephen G. Kasnet, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary


Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Marguerite A. Piret
David D. Tripple
Stephen K. West

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr LLP

Independent Public Accountants
Arthur Andersen LLP

Issuer
SMA Life Assurance Company, Policy Form A3023-95
In New York and Hawaii, issued by State Mutual Life Assurance Company of
America,
Policy Form A3023-95 GRC.

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street
Worcester, MA 01653

Pioneer Vision(sm) and Pioneer Vision2(sm) may not be available in all states.

This report must be preceded or accompanied by a prospectus for Pioneer Vision variable annuity, which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                     0397-3941
                                           (C) Pioneer Funds Distributor, Inc.